UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-22264

                           The Motley Fool Funds Trust

(Exact name of registrant as specified in charter)

Motley Fool Asset Management, LLC

2000 Duke Street, Suite 175

                                   Alexandria, VA 22314

(Address of principal executive offices) (Zip code)

Denise Coursey

Motley Fool Asset Management, LLC

2000 Duke Street, Suite 175

                                   Alexandria, VA 22314

(Name and address of agent for service)

Registrant’s telephone number, including area code: (703) 302-1100

Date of fiscal year end:  October 31

Date of reporting period:  April 30, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Look Again

Motley Fool Funds

Semiannual Report

A series of The Motley Fool Funds Trust

· 4/30/16 ·

MOTLEY FOOL INDEPENDENCE FUND

MOTLEY FOOL GREAT AMERICA FUND

MOTLEY FOOL EPIC VOYAGE FUND

MOTLEY FOOL INDEPENDENCE FUND (FOOLX)

Our Top 11 holdings featured two new names compared to the list six months ago, Almarai and Loews. These were our 14th- and 24th-largest holdings as of October 31, so not exactly new ideas. Baidu and Natus Medical fell out our Top 11 holdings, plummeting all the way to positions 16 and 14.

The Fund has placed big bets in the Consumer Discretionary and Financials sectors, and shied away from Energy, Materials, and Utilities companies. This is a byproduct of our bottom-up strategy to invest in high-quality businesses with impressive business models and durable competitive advantages.

Remember how far the markets had fallen through the end of January? I guess we fixed all those concerns…

MOTLEY FOOL GREAT AMERICA FUND (TMFGX)

Following two years of inferior returns, mid-cap stocks eked out a win over large-cap stocks over the past six months. This was the good news. The bad news is that small-cap stocks continue to underperform.

It turns out Americans still really like their vehicles, which means our outsized exposure to the Automobiles and Components industry group has been very effective for us. Among our current holdings, this includes not-quite- household names such as Drew Industries, Gentex, Horizon Global, and Thor Industries. But it does not include AutoZone or Tractor Supply Co., which are classified into the Retailing group.

Among our new holdings since the last report, we bought shares of a company called The Ultimate Software Group. I believe this moves atop the leaderboard as the Fund holding with the most awesome name; but I’m willing to listen to counter-arguments.

MOTLEY FOOL EPIC VOYAGE FUND (TMFEX)

Emerging markets finally outperformed developed markets over the past six months, by a bit more than 1 percentage point. That performance brings the 5 year deficit between Emerging markets and Developed within 55 percentage points.

55 percentage points over 5 years! That’s so remarkable I had to double-check the math on that one. No wonder we think some of our top Emerging Market-based holdings, like Nippon Indosari, Almarai, and HDFC Bank, look so attractively valued.

Take a look at the holdings in the Epic Voyage Fund. If you recognize 10 names, give yourself a pat on the back, because that’s quite a feat. If you’re familiar with 20 names, you’re probably a professional.

This report has been prepared for shareholders of Motley Fool Independence Fund, Motley Fool Great America Fund and Motley Fool Epic Voyage Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current prospectus, which contains more complete information about the Funds. Investors are reminded to read the prospectus carefully before investing. Returns quoted represent past performance, which is no guarantee of future results. Current returns may be lower or higher and can be found at foolfunds.com. Share prices will fluctuate and there may be a gain or loss when shares are redeemed. Fund shares are distributed by Foreside Funds Distributors LLC, Berwyn, Pennsylvania.

Letter from the President

President Denise H. Coursey

Dear Fellow Shareholders:

There’s no accounting for taste. For example, I love buttered popcorn flavored jelly beans. And I’ve never met another person who did. What is wrong with the rest of you?

In addition to having a taste for unnaturally flavored candies, I’m also a Harry Potter fan. So when Jelly Belly started manufacturing Bertie Bott’s Every Flavour Beans, I had to have a box. When they arrived, I marveled at the box. I studied the pictures, showing all the possible flavors — watermelon, green apple, tutti-frutti, earwax, vomit…

And I never, ever opened that box of jelly beans. Why? What if I reached in and got a booger-flavored bean? Not worth the risk.

I feel the same way about the S&P500 index fund that I, like every investor, hold in my portfolio. I know there’s good stuff in there — and I’m going to hold on to it because it’s full of variety. But I have no desire to look inside. And, really, one box is enough.

Over the past six years, though, investors seem to have decided that one isn’t enough. They’re loading up on passive, index-tracking vehicles, completely willing to take the good with the bad. In 2015, roughly $400 billion flowed in to passive vehicles, while active funds lost more than $200 billion in assets. I get it: Passive, index trackers are easy to understand and invest in, they’re inexpensive, and they provide instant diversification. In fact, we’re fans of index funds. They may serve an essential function in your overall portfolio.

But we’re also fans of rounding out your portfolio with high-quality businesses — those with proven management teams, impressive returns on invested capital, a strong competitive advantage, and perhaps most importantly, businesses that we believe will be stronger, better, larger 10 years from now. Hopefully, over the long term, these types of businesses will offset the duds that you’re going to get in your favorite index tracker — and these are the types of businesses we search for every day at Motley Fool Funds.

Do we always pick the good ones? No. Unfortunately, no one can. (The rotten

Motley Fool Funds Trust	3

egg jelly bean is visually indistinguishable from buttered popcorn, by the way.) But the members of our portfolio management team have a rigorous process. They challenge each other daily — making sure their investing theses stand up to scrutiny and watching to make sure they’re playing out as expected, all so we can attempt to find the best businesses out there for your investment dollars.

So, I’m still holding on to my index fund, as well as that unopened box of Bertie Bott’s Every Flavour Beans. But I am also a proud Fool Funds shareholder — and whenever I’m in the vicinity of a Jelly Belly store, I load up on the good stuff — buttered popcorn, and maybe some toasted coconut and licorice for good measure.

As always, we thank you for the trust you place in us, and we’ll continue to work hard to earn and deserve that trust.

Foolish best,

Denise H. Coursey

President, Motley Fool Asset Management

4	Motley Fool Funds Trust

Letter to Shareholders

Portfolio Manager Bill Mann

Dear Fellow Fool Funds Shareholder:

If you are a value-driven investor, it is a pretty decent probability that the past six months have not been kind to you.

We have long noted that we don’t care about the short term, and we don’t. Still, in our domestic holdings (including all of the Great America and approximately half of the Independence Fund), we were hit in three primary places: our ownership in long-term winners Infinera and Chipotle Mexican Grill, and our lack of exposure to suddenly resurgent energy stocks.

And on the flip side, our relatively low exposure to Japan and our outsize exposure to emerging-market stocks meant that our international holdings (including the Epic Voyage Fund and the other half of the Independence Fund) did very well.

So which is it? Did we do terribly, or wonderfully? The best answer, I think, is to point to the horizon. Your portfolio team spends its days trying to find companies that fit our definition of high-quality businesses – companies with good management teams who have skin in the game, excellent economics and financials, and solid potential for reinvestment – and own them for the long term. There are segments of the market where these factors can be found in relative abundance, and others where there are few. We prefer, obviously, to fish where the fish are.

Over the past year, I have talked about the opportunities we’ve seen in companies that are domiciled in emerging markets. In the past few months, several companies that we believe to be best of breed but operate in deeply out-of-favor markets – holdings such as NMC Health (United Arab Emirates), Sberbank (Russia), and Multiplus (Brazil) – have enjoyed extremely strong share price moves, even as their home economies continue to see heightened fear and stress. We own those companies not because they give us exposure to these markets, but rather because the prices at which their shares were being offered discounted so much bad stuff that we believed we were getting the potential for good stuff for free.

To make this determination for any company, we require a reasonable level of predictability. We tend to be skeptical of industries or countries for which the mere basis of analysis is unpredictable. For example, our funds own few energy companies, because we find the variable of oil and gas prices to be too deeply unpredictable, and the tendency toward overinvestment and then underinvestment in the industry to be too great. Oil could rocket back to $120 per barrel and I’d still be comfortable with our assessment. We are cautioned against making bold

The Motley Fool Funds Trust	5

forward-looking statements to our investors, but I will make one here: Because of certain economic realities in the oil and gas industry, it’s highly unlikely that we will ever have an outsize allocation to the sector. If oil prices are racing and animal spirits are running among the wildcatters, our funds will probably not be participating as much as others might be.

The reason is simple: There doesn’t seem to be as hopeless or useless a profession on this Earth as that of oil-price prognosticator. After all, in early 2014, almost no commodities expert had correctly called that oil prices would tank as hard as they did. How many – at the end of last year, with crude prices sitting below $30 – were calling for the big rebound that has taken place over the past few months? Please. It’s a ridiculous game to even try to play.

Our search for great long-term businesses leaves us susceptible to the short-term blips that affect, oh, every company in existence. Two such companies, Infinera and Chipotle have been long-term winners for us, and they come in very high on our scale of really, really great companies. Both have struggled a little as of late – Chipotle’s recent contamination problems are well known – but we continue to believe that these are seriously good companies that will continue to generate outsize returns on capital.

Our position as long-term investors means that we leave ourselves susceptible to the market’s perceptions of the value of a company, based on what’s happening right now. But that’s the perception business, and we seek to be in the reality business. In the end, reality doesn’t give a damn about perception.

I look at the companies we hold, and the process we have employed to identify these companies, and I am satisfied with the opportunities we have discovered. It is with great pride that I maintain a substantial percentage of my net worth in the Motley Fool Funds. We have a differentiated process and a differentiated view on the market, in which we always seek to determine the long-term potential for our holdings, with little to no consideration of what may happen in the short term. In an industry that is driven by statistical inferences and star ratings and a nearly irresistible tendency toward “what-have-you-done-for-me-lately-ism,” such a stance necessarily comes at a cost of having plenty of potential investors go elsewhere.

But I really wouldn’t have it any other way. I have great comfort in knowing that those who invest in Motley Fool Funds understand that we aren’t trying to beat the market on a daily, weekly, monthly or even annual basis, for focusing on those time periods comes at the expense of long-term results.

My team and I salute you for your decision to join us.

6	The Motley Fool Funds Trust

Foolish Best,

  William H. Mann, III

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Funds that are discussed in the Letter to Shareholders were held during the period covered by the annual report. They do not comprise the entire investment portfolio of the Funds, may be sold at any time, and may no longer be held by the Funds. The opinions of the Adviser with respect to those securities may change at any time.

    New to investing? Reading your first mutual fund semi-annual report?

Welcome! Here are some important things you need to know.

Mutual fund investing offers many potential benefits. But there also are risks. Financial gain is not guaranteed when it comes to investing in equity securities. It’s possible to lose money, including your principal — especially during the short term.

We focus on stocks we have good reason to believe are undervalued by the market. We expect the price of these stocks eventually to rise as the market recognizes the true worth of the companies issuing them. But keep in mind that value stocks can remain undervalued by the market for a long time. And it’s possible that the intrinsic worth of any particular company may not match our valuation.

Our funds may invest in foreign companies and in companies with small market capitalization. There are certain risks associated with these types of investments. The risks are described on pages 9, 26, and 42 of this report. Additional risk information is provided in section 3 of the Notes to Financial Statements, pp. 63-68.

The Motley Fool Funds Trust	7

Motley Fool Independence Fund Portfolio Characteristics (Unaudited)

At April 30, 2016, the Motley Fool Independence Fund Investor Shares had an unaudited net asset value of $19.73 per share attributed to 18,264,621 shares outstanding and the Institutional Shares had an unaudited net asset value of $19.75 per share attributed to 367,861 shares outstanding. This compares with an unaudited net asset value as of June 16, 2009 for the Investor Shares of $10.00 per share attributed to 100,000 shares outstanding and as of June 17, 2014 for the Institutional Shares of $20.36 per share attributed to 1 share outstanding. From the Investor Shares launch on June 16, 2009 to April 30, 2016, the Shares had an average annual total return of 11.60% versus a return of 10.59% over the same period for its benchmark, FTSE Global All Cap Index, and a return of 11.25% for its previous benchmark the MSCI World Index. From June 17, 2014 to April 30, 2016, the Institutional Shares returned -0.32% versus a return of -0.69% over the same period for the FTSE Global All Cap Index, and a return of 0.58% for the MSCI World Index.

Please note that we are using a new benchmark for the Fund, the FTSE Global All Cap Index, as a replacement for the MSCI World Index. There are multiple reasons for this. In the past, the Independence Fund used a benchmark provided by MSCI while other funds managed by Motley Fool Asset Management (the “Adviser”) used Russell indexes. During 2015, FTSE Group and Russell Indexes began operating as one business known as FTSE Russell. This change allows the Adviser to utilize one globally recognized index provider across all its funds, by working with a leading provider of benchmarks which covers 98% of the world’s investable securities through a transparent, rules-based construction methodology. Additionally, the FTSE Global All Cap Index represents the performance of large-, mid-, and small-cap companies in Developed and Emerging markets. Meanwhile the MSCI World Index follows the performance of Developed markets only, and does not include small-cap companies. With this broader mandate, the FTSE index is more closely aligned to the Principal Investing Strategies of the adviser as explained in the prospectus. While we believe this index will provide a closer basis of comparison to the Fund, it is also worth noting that the Adviser does not make investment decisions in an attempt to match any benchmark allocations.

The graph below shows the performance of $10,000 invested in the Investor Shares at inception. The results shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Average Annual Total Returns as of 04/30/2016
	One Year	Five Year	Since Inception	Inception Date
Investor Shares*	-6.27%	5.79%	11.60%	6/16/2009
Institutional Shares*	-6.10%	—	-0.32%	6/17/2014
MSCI World Index**	-3.61%	6.57%	— (1)	—
FTSE Global All Cap Net Tax Index***	-5.28%	4.99%	— (2)	—
Fund Expense Ratios(3): Investor Shares: Gross 1.13% and Net 1.15%; Institutional Shares: Gross 2.14% and Net 0.95%

8	Motley Fool Independence Fund

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.FoolFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

(1)The index returned 11.25% from the inception date of the Investor Shares and 0.58% from the inception date of the Institutional Shares.

(2)The index returned 10.59% from the inception date of the Investor Shares and -0.69% from the inception date of the Institutional Shares.

(3)The expense ratios of the Fund are set forth according to the 2/29/16 Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower.

**The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Fund may invest in countries that are not included within the MSCI World Index (such as emerging market countries) and its investment portfolio is not weighted in terms of countries or issuers the same as the MSCI World Index. For this reason, the Fund’s investment performance should not be expected to track, and may exceed or trail, the MSCI World Index.

***The FTSE Global All Cap Index is a market-capitalization weighted index representing the performance of large, mid and small cap companies in Developed and Emerging markets. The index is comprised of approximately 7,600 securities from 47 countries and captures 98% of the world’s investable market capitalization. Fair value prices and foreign exchange as of 4 pm EST are used in the calculation of this index, and returns are adjusted for withholding taxes applicable to dividends received by a U.S. Regulated Investment Company domiciled in the United States.

The investment objective of the Independence Fund is to achieve long-term capital appreciation. The Fund pursues this objective by investing primarily in common stocks of companies located anywhere in the world. The Fund invests in areas of the market that, in the view of Motley Fool Asset Management, LLC (the “Adviser”), offer the greatest potential for long-term capital appreciation. The Fund may invest in other types of securities and in other asset classes when, in the judgment of the Adviser, such investments offer attractive potential returns. As such, the Fund’s performance will deviate significantly from its benchmark from time to time. It is the view of the Adviser that this deviation is less meaningful over shorter time frames and is more relevant over multi-year periods.

Because the Independence Fund is free to invest in companies of any size around the world, at times, the Fund may be heavily invested in small-cap stocks and foreign securities, each of which presents extra risk. Small-cap stocks tend to be more volatile and less liquid than their large-cap counterparts. Fluctuations in currency exchange rates can cause losses when investing in foreign securities, with emerging markets presenting additional risks of illiquidity, political instability, and lax regulation. You are strongly encouraged to read more about the Fund’s strategies and risks in the prospectus.

The Independence Fund invests in securities of companies the Adviser believes are undervalued. Unlike mutual funds that are constrained by a style-box, the Fund may invest in any company, country, market, industry or sector where the Adviser’s analysis suggests that there is opportunity for gains that outweigh risks. In identifying investments for the Fund, the Adviser looks for companies it believes the market has irrationally undervalued and looks for companies that have high-quality businesses with strong market positions, manageable leverage, and robust streams of free cash flow. The following tables show the top eleven holdings, sector allocation and top eleven countries in which the Fund was invested as of April 30, 2016. Portfolio holdings are subject to change without notice.

Motley Fool Independence Fund	9

    Certain mutual fund ratings and review services have created style boxes, which look more or less like a tic-tac-toe board; arranging funds by the size of the companies they typically invest in (large-, mid-, and small-cap) along one axis, and along a “value” to “growth” basis on the other axis. This may be a helpful way – at times – to think about certain investment opportunities, but we don’t believe we’ll improve your returns by limiting ourselves to any one portion of that style box.

Top Eleven Holdings*	% of Net Assets

Banco Latinoamericano de Comercio Exterior SA	3.61%
HDFC Bank Ltd.	3.59
Berkshire Hathaway, Inc.	3.10
DuzonBizon Co., Ltd.	3.04
Anthem. Inc.	3.01
Infinera Corp.	2.72
Loews Corp.	2.66
Markel Corp.	2.49
Almarai Co.	2.38
Amazon.com, Inc.	2.24
Bank of Georgia Holdings PLC	2.18

31.02%

*  As of the date of the report, the fund had a holding of 1.00% in the BNY Mellon Cash Reserve.

The Motley Fool Independence Fund uses the Global Industry Classification StandardSM (“GICSSM”) as the basis for the classification of securities on the Schedule of Investments (“SOI”). We believe that this makes the SOI classifications more standard with the rest of the industry.

Sector Allocation	% of Net Assets

Financials	23.89%
Consumer Discretionary	17.77
Information Technology	17.62
Health Care	12.31
Industrials	9.73
Consumer Staples	8.60
Telecommunication Services	3.63
Materials	3.27
Energy	1.35

98.17%

10	Motley Fool Independence Fund

Top Eleven Countries	% of Net Assets

United States*	51.38%
Switzerland	4.80
United Arab Emirates	4.60
South Korea	4.42
Panama	3.61
India	3.59
Japan	2.69
Indonesia	2.41
Saudi Arabia	2.38
United Kingdom	2.30
Georgia	2.18

84.36%

*  As of the date of the report, the fund had a holding of 1.00% in the BNY Mellon Cash Reserve.

Motley Fool Independence Fund	11

About Your Expenses

As a shareholder of the Independence Fund, you incur ongoing costs, including advisory fees and other Fund expenses. This example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2015 to April 30, 2016.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Independence Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Fund as compared to the costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

    Do you know how many times a fund, or the market, has returned a smooth 5% over a long period of time? Never. But we have to pick some example. In reality, the market’s returns are always far bumpier, with the market returning 20% one year, followed by a loss of 10% the next year, followed by a 3% gain, etc. These variations affect actual expenses as well. Happily, over almost all time periods of 20 years or longer, according to the research of University of Pennsylvania’s Jeremy Siegel and others, the domestic market’s returns have been at least 5% per year on average.

	Beginning Account Value 11/01/15	Ending Account Value 4/30/16	Annualized Expense Ratio(1)	Expenses Paid During Period(2)

Investor Shares
Actual	$1,000	$971.47	1.15%	$5.64
Hypothetical	$1,000	$1,019.14	1.15%	$5.77
Institutional Shares
Actual	$1,000	$972.67	0.95%	$4.66
Hypothetical	$1,000	$1,020.14	0.95%	$4.77

(1)	These ratios reflect expenses waived by the Fund’s investment adviser. Without these Waivers, the Fund’s expenses would have been higher and the ending account values would have been lower.

(2)

Expenses are equal to the Fund’s annualized expense ratio for the period November 1, 2015 to April 30, 2016, multiplied by the average account value over the period, multiplied by the number of days (182) in the most recent fiscal half-year, then divided by 366.

12	Motley Fool Independence Fund (Unaudited)

The Motley Fool Funds Trust

Motley Fool Independence Fund

Schedule of Investments

April 30, 2016

(Unaudited)

Issues	Shares	Value (Note 2)

Equity Securities — 95.07%
Airlines — 0.73%
Air Arabia PJSC (United Arab Emirates)	8,000,000	$2,695,814

Auto Components — 1.89%
Gentex Corp. (United States)	200,000	3,208,000
Horizon Global Corp. (United States)*	304,933	3,741,530

		6,949,530

Banks — 11.20%
Banco Latinoamericano de Comercio Exterior SA (Panama)	513,235	13,272,257
Bank of Georgia Holdings PLC (Georgia)	239,638	8,018,396
HDFC Bank Ltd. (India)(a)	210,000	13,202,700
Sberbank of Russia (Russia)	3,500,000	6,681,938

		41,175,291

Beverages — 1.01%
Boston Beer, Co., Inc. (The) Class A (United States)*	23,720	3,702,218

Biotechnology — 1.00%
Ionis Pharmaceuticals, Inc. (United States)*	90,000	3,687,300

Building Products — 1.70%
American Woodmark Corp. (United States)*	85,771	6,247,560

Capital Markets — 1.09%
Oaktree Capital Group LLC (United States)	82,562	3,988,570

Chemicals — 2.86%
Innophos Holdings, Inc. (United States)	116,164	4,293,421
Syngenta AG (Switzerland)(a)	77,101	6,212,028

		10,505,449

Commercial Services & Supplies — 1.80%
Depa Ltd. (United Arab Emirates)*	5,815,390	2,174,956
KAR Auction Services, Inc. (United States)	117,708	4,425,821

		6,600,777

Communications Equipment — 2.72%
Infinera Corp. (United States)*	841,100	10,000,679

See Notes to Financial Statements.

Motley Fool Independence Fund	13

Issues	Shares	Value (Note 2)

Equity Securities (continued)
Construction & Engineering — 0.87%
Chicago Bridge & Iron Co. NV (Netherlands)	79,000	$3,179,750

Diversified Financial Services — 3.10%
Berkshire Hathaway, Inc. Class A (United States)*	52	11,388,000

Diversified Telecommunication Services — 1.67%
Level 3 Communications, Inc. (United States)*	117,500	6,140,550

Food & Staples Retailing — 1.61%
Costco Wholesale Corp. (United States)	40,000	5,925,200

Food Products — 3.60%
BRF - Brasil Foods SA (Brazil)(a)	223,704	3,181,071
Nestle SA (Switzerland)	68,694	5,127,298
PT Nippon Indosari Corpindo Tbk (Indonesia)	44,934,800	4,936,872

		13,245,241

Health Care Equipment & Supplies — 4.64%
Medtronic PLC (Ireland)	59,272	4,691,379
Natus Medical, Inc. (United States)*	242,900	7,741,223
Zimmer Biomet Holdings, Inc. (United States)	40,000	4,630,800

		17,063,402

Health Care Providers & Services — 4.83%
Anthem, Inc. (United States)	78,697	11,078,177
NMC Health PLC (United Arab Emirates)	435,482	6,662,132

		17,740,309

Hotels, Restaurants & Leisure — 1.46%
Chipotle Mexican Grill, Inc. (United States)*	5,000	2,104,850
Texas Roadhouse, Inc. (United States)	80,500	3,277,960

		5,382,810

Insurance — 5.16%
Loews Corp. (United States)	246,890	9,796,595
Markel Corp. (United States)*	10,200	9,170,922

		18,967,517

Internet — 1.38%
COOKPAD, Inc. (Japan)	70,000	1,001,038
Tencent Holdings Ltd. (Cayman Islands)	200,000	4,069,663

		5,070,701

See Notes to Financial Statements.

14	Motley Fool Independence Fund

Issues	Shares	Value (Note 2)

Equity Securities (continued)
Internet & Catalog Retail — 6.12%
Amazon.com, Inc. (United States)*	12,500	$8,244,875
CJ O Shopping Co., Ltd. (South Korea)	28,949	5,065,912
TripAdvisor, Inc. (United States)*	50,000	3,229,500
zooplus AG (Germany)*	42,499	5,972,250

		22,512,537

Internet Software & Services — 4.40%
Alphabet, Inc. Class A (United States)*	4,000	2,831,520
Alphabet, Inc. Class C (United States)*	9,024	6,253,722
Baidu, Inc. (China)*(a)	36,500	7,091,950

		16,177,192

Leisure Products — 0.70%
Shimano, Inc. (Japan)	18,000	2,582,486

Life Sciences Tools & Services — 1.83%
Horizon Discovery Group PLC (United Kingdom)*	1,800,000	4,865,647
Siegfried Holding Ltd. (Switzerland)	10,000	1,876,368

		6,742,015

Machinery — 2.46%
FANUC Corp. (Japan)	42,600	6,292,959
TriMas Corp. (United States)*	152,333	2,757,227

		9,050,186

Media — 1.80%
BrainJuicer Group PLC (United Kingdom)	700,000	3,579,830
Multiplus SA (Brazil)	278,600	3,045,017

		6,624,847

Metals & Mining — 0.41%
Constellium NV, Class A (Netherlands)*	258,752	1,508,524

Multiline Retail — 1.06%
PT Mitra Adiperkasa Tbk (Indonesia)*	12,301,000	3,908,177

Pharmaceuticals — 0.01%
Perrigo Co., PLC (Ireland)	460	44,468

Pipelines — 1.35%
Kinder Morgan, Inc. (United States)	280,000	4,972,800

See Notes to Financial Statements.

Motley Fool Independence Fund	15

Issues	Shares	Value (Note 2)

Equity Securities (continued)
Real Estate Investment Trusts — 1.83%
American Tower Corp. (United States)	64,000	$6,712,320

Real Estate Management & Development — 1.52%
Henderson Land Development Co., Ltd. (Hong Kong)	899,127	5,603,846

Semiconductors & Semiconductor Equipment — 3.66%
Intel Corp. (United States)	219,000	6,631,320
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)(a)	290,000	6,841,100

		13,472,420

Software — 4.01%
DuzonBizon Co., Ltd. (South Korea)	513,180	11,193,782
Ultimate Software Group, Inc. (The) (United States)*	18,000	3,538,620

		14,732,402

Technology Hardware, Storage & Peripherals — 1.45%
Apple, Inc. (United States)	57,000	5,343,180

Textiles, Apparel & Luxury Goods — 4.73%
Swatch Group SA (The) (Switzerland)	13,000	4,435,359
Under Armour, Inc. Class A (United States)*	152,820	6,714,911
Under Armour, Inc. Class C (United States)*	152,820	6,235,056

		17,385,326

Transportation Infrastructure — 1.45%
DP World Ltd. (United Arab Emirates)	145,000	2,705,258
International Container Terminal Services, Inc. (Philippines)	1,900,000	2,630,468

		5,335,726

Wireless Telecommunication Services — 1.96%
SBA Communications Corp. Class A (United States)*	70,000	7,212,800

Total Equity Securities (Cost $ 256,653,979)		349,577,920

Participatory Notes — 3.10%
Air Freight & Logistics — 0.72%
Aramex PJSC (United Arab Emirates)(b)	2,881,845	2,667,724

Banks — 0.00%
Al Rajhi Banking & Investment Co. (Saudi Arabia)(b)(c)	—	7

Food Products — 2.38%
Almarai Co. (Saudi Arabia)(b)	583,677	8,735,897

Total Participatory Notes (Cost $ 8,382,287)		11,403,628

See Notes to Financial Statements.

16	Motley Fool Independence Fund

Issues	Shares	Value (Note 2)

Other Investments — 1.00%
Temporary Cash Investment — 1.00%
BNY Mellon Cash Reserve	3,690,825	$3,690,825

Total Other Investments (Cost $ 3,690,825)		3,690,825

Total Investments Portfolio (Cost $ 268,727,091) — 99.17%		364,672,373
Liabilities in Excess of Other Assets — 0.83%		3,037,746

NET ASSETS — 100.00%
(Applicable to 18,632,482 shares outstanding)		$367,710,119

*  Non-income producing security.

(a)	ADR — American Depositary Receipts
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities is $11,403,628 and represents 3.10% of net assets as of April 30, 2016.
(c)	Less than 0.50 shares

PLC — Public Limited Company

See Notes to Financial Statements.

Motley Fool Independence Fund	17

Statement of Assets and Liabilities

As of April 30, 2016 (Unaudited)

Assets:

Investments in securities of unaffiliated issuers, at value (at cost, $268,727,091)	$364,672,373
Cash	1,922,961

Foreign currency, at value (at cost, $123,690)	123,491
Receivables:
Dividends and tax reclaims	932,232
Investment securities sold	3,101,586
Shares of beneficial interest sold	57,416
Prepaid expenses and other assets	45,844

Total Assets	370,855,903

Liabilities
Payables:
Investment securities purchased	1,951,607
Foreign currency purchased	127,948
Shares of beneficial interest redeemed	480,007
Dividend withholding tax	59,756
Accrued expenses:
Audit fees	9,667
Accounting and administration fees	84,139
Advisory fees	253,849
Custodian fees	32,147
Transfer agent fees	54,043
Trustee fees	539
Other expenses	92,082

Total Liabilities	3,145,784

Net Assets	$367,710,119

The accompanying notes are an integral part of these financial statements.

18	Motley Fool Independence Fund

Statement of Assets and Liabilities

As of April 30, 2016 (Unaudited)

Net Assets Consist of:
Paid-in-Capital	$266,050,814
Undistributed Net Investment Income	227,984
Accumulated Net Realized Gain on Investments and Foreign Currency Transactions	5,485,159
Net Unrealized Appreciation/(Depreciation) on Investments, Foreign Currencies, and Assets and Liabilities Denominated in Foreign Currencies	95,946,162

Net Assets	$367,710,119

Net Asset Value:
$0.001 par value, unlimited shares authorized
Investor Shares:
Net assets applicable to capital shares outstanding	$360,444,326
Shares outstanding	18,264,621

Net asset value, offering, and redemption price per share*	$19.73

Institutional Shares:
Net assets applicable to capital shares outstanding	$7,265,793
Shares outstanding	367,861

Net asset value, offering, and redemption price per share*	$19.75

*	A charge of 2% is imposed on the redemption proceeds of shares redeemed or exchanged within 90 days of purchase.

The accompanying notes are an integral part of these financial statements.

Motley Fool Independence Fund	19

Statement of Operations

Six-Months Ended April 30, 2016 (Unaudited)

Investment Income
Dividends	$2,520,572
Less foreign taxes withheld	(112,712)

Total Investment Income	2,407,860

Expenses
Accounting and administration fees	161,617
Blue sky fees	12,181
Shareholder account-related services - Investor Shares	127,050
Shareholder account-related services - Institutional Shares	2,813
Chief Compliance Officer fees	12,708
Custodian fees	45,953
Investment advisory fees	1,572,428
Professional fees	22,003
Shareholder reporting fees	22,051
Transfer agent fees - Investor Shares	133,334
Transfer agent fees - Institutional Shares	19,284
Trustee fees	18,649
Other expenses	13,685

Total expenses	2,163,756

Expenses waived/reimbursed net of amount recaptured - Investor Shares	(5,152)
Expenses waived/reimbursed net of amount recaptured - Institutional Shares	(38,445)

Net expenses	2,120,159

Net Investment Income (Loss)	287,701

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investment securities	5,491,293
Foreign currency transactions	(26,424)

Net realized gain (loss) on investments and foreign currency transactions	5,464,869

Change in net unrealized appreciation/(depreciation) on:
Investment securities	(17,964,096)
Foreign currency translations	16,176

Change in net unrealized appreciation/(depreciation) on investments, foreign currencies, and assets and liabilities denominated in foreign currencies	(17,947,920)

Net realized and unrealized gain (loss)	(12,483,051)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(12,195,350)

The accompanying notes are an integral part of these financial statements.

20	Motley Fool Independence Fund

Statements of Changes in Net Assets

	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015

Operations:
Net Investment Income (Loss)	$287,701	$963,521
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	5,464,869	(524,695)
Change in Net Unrealized Appreciation/(Depreciation) on Investments and Foreign Currency Translation	(17,947,920)	(5,336,798)

Net increase (decrease) in net assets resulting from operations	(12,195,350)	(4,897,972)

Dividends to Shareholders:
Dividends from net investment income
Investor Shares	(34,910)	(2,188,018)
Institutional Shares	(13,802)	(26,738)
Distributions from net realized capital gains
Investor Shares	(166,111)	(6,627,841)
Institutional Shares	(3,300)	(72,605)

Total dividends and distributions	(218,123)	(8,915,202)

Capital Share Transactions:
Proceeds from shares sold
Investor Shares (646,950 and 2,584,826 shares, respectively)	12,467,800	53,616,724
Institutional Shares (21,170 and 222,884 shares, respectively)	408,275	4,626,757
Reinvestment of dividends
Investor Shares (9,795 and 424,462 shares, respectively)	197,667	8,654,772
Institutional Shares (837 and 4,766 shares, respectively)	16,889	97,176
Value of shares redeemed
Investor Shares (1,764,581 and 3,334,905 shares, respectively)	(33,698,140)	(68,761,591)
Institutional Shares (33,757 and 40,220 shares, respectively)	(629,729)	(818,282)
Redemption and small-balance account fees
Investor Shares	23,960	72,419
Institutional Shares	—	5

Net increase (decrease) from capital share transactions	(21,213,278)	(2,512,020)

Total increase (decrease) in net assets	(33,626,751)	(16,325,194)

Net Assets:
Beginning of Period	401,336,870	417,662,064

End of Period*	$367,710,119	$401,336,870

*Including undistributed net investment income (loss)	$227,984	$(11,005)

The accompanying notes are an integral part of these financial statements.

Motley Fool Independence Fund	21

Financial Highlights

(for a share outstanding throughout each period)

	Six Months Ended April 30, 2016	Years Ended October 31,

Investor Shares	(Unaudited)(1)	2015	2014	2013	2012	2011

Net Asset Value, Beginning of Period	$20.32	$21.00	$19.24	$15.48	$14.15	$14.14

Income (Loss) From Investment Operations
Net Investment Income (Loss)(2)	0.01	0.05	0.11	0.07	0.14	0.11
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.59)	(0.29)	1.87	3.79	1.29	0.15

Total From Investment Operations	(0.58)	(0.24)	1.98	3.86	1.43	0.26

Less Distributions
Net Investment Income	—*	(0.11)	(0.04)	(0.11)	(0.10)	(0.15)
Net Realized Capital Gains	(0.01)	(0.33)	(0.18)	—	—	(0.11)

Total Distributions	(0.01)	(0.44)	(0.22)	(0.11)	(0.10)	(0.26)

Redemption and Small-Balance Account Fees	—*	—*	—*	0.01	—*	0.01

Net Asset Value, End of Period	$19.73	$20.32	$21.00	$19.24	$15.48	$14.15

Total Return(3)(4)	(2.85%)	(1.13%)	10.43%	25.14%	10.21%	1.91%
Net Assets, End of Period (thousands)	$360,444	$393,611	$413,624	$354,081	$227,881	$198,232
Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets	1.15%	1.15%	1.26%	1.36%	1.47%	1.43%
Ratio of Expenses to Average Net Assets (Before Waivers and Reimbursement of Expenses and/or Recapture of Previously Waived Fees)	1.15%	1.13%	1.23%	1.37%	1.54%	1.58%

The accompanying notes are an integral part of these financial statements.

22	Motley Fool Independence Fund

Financial Highlights

	Six Months Ended April 30, 2016	Years Ended October 31,

Investor Shares	(Unaudited)(1)	2015	2014	2013	2012	2011
Ratio of Net Investment Income (Loss) to Average Net Assets	0.15%	0.23%	0.55%	0.44%	0.93%	0.76%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Waivers and Reimbursement of Expenses and/or Recapture of Previously Waived Fees)	0.15%	0.25%	0.59%	0.43%	0.86%	0.61%
Portfolio Turnover	16%	21%	24%	22%	37%	37%

*	Amount represents less than $0.005 per share.
(1)	For the six months ended April 30, 2016, all ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(2)	Per share data calculated using average shares outstanding method.
(3)	During the years ended October 31, 2013 and October 31, 2011, 0.06% and 0.07%, respectively, of the Fund’s total return was attributable to redemption and small-balance account fees received as referenced in Note 4. Excluding this item, the total return would have been 25.08% and 1.84%, respectively. For the six months ended April 30, 2016 and the years ended October 31, 2015, October 31, 2014 and October 31, 2012, redemption and small-balance account fees received had no effect on the Fund’s total return.
(4)	Total return reflects the rate an investor would have earned on an investment in the Fund during the period.

The accompanying notes are an integral part of these financial statements.

Motley Fool Independence Fund	23

Financial Highlights

	Six Months Ended April 30, 2016	Year Ended October 31,	Period Ended October 31,

Institutional Shares	(Unaudited)(1)	2015	2014(2)(3)

Net Asset Value, Beginning of Period	$20.35	$21.01	$20.36
Income (Loss) From Investment Operations
Net Investment Income (Loss)(4)	0.03	0.10	0.03
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.58)	(0.31)	0.62
Total From Investment Operations	(0.55)	(0.21)	0.65
Less Distributions
Net Investment Income	(0.04)	(0.12)	—
Net Realized Capital Gains	(0.01)	(0.33)	—
Total Distributions	(0.05)	(0.45)	—
Redemption and Small-Balance Account Fees	—*	—*	—
Net Asset Value, End of Period	$19.75	$20.35	$21.01

Total Return(5)	(2.73%)	(0.97%)	3.19%
Net Assets, End of Period (thousands)	$7,266	$7,726	$4,038

Ratios/Supplemental Data

Ratio of Expenses to Average Net Assets	0.95%	0.95%	0.95%
Ratio of Expenses to Average Net Assets (Before Waivers and Reimbursement of Expenses and/or Recapture of Previously Waived Fees)	2.01%	2.14%	3.78%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.35%	0.46%	0.39%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Waivers and Reimbursement of Expenses and/or Recapture of Previously Waived Fees)	(0.71%)	(0.73%)	(2.43%)
Portfolio Turnover	16%	21%	24%
*	Amount represents less than $0.005 per share.
(1)	For the six months ended April 30, 2016, all ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(2)	Commenced operations on June 17, 2014. All ratios for the period have been annualized. Total return for the period has not been annualized.
(3)	Because of commencement of operations and related preliminary transaction costs, these ratios are not necessary indicative of future ratios.
(4)	Per share data calculated using average shares outstanding method.
(5)	Total return reflects the rate an investor would have earned on an investment in the Fund during the period.

The accompanying notes are an integral part of these financial statements.

24	Motley Fool Independence Fund

Motley Fool Great America Fund Portfolio Characteristics (Unaudited)

At April 30, 2016, the Motley Fool Great America Fund Investor Shares had an unaudited net asset value of $18.22 per share attributed to 12,134,363 shares outstanding and the Institutional Shares had an unaudited net asset value of $18.24 per share attributed to 330,303 shares outstanding. This compares with an unaudited net asset value as of November 1, 2010 for the Investor Shares of $10.00 per share attributed to 102,000 shares outstanding and as of June 17, 2014 for the Institutional Shares of $17.94 per share attributed to 1 share outstanding. From the Investor Shares launch on November 1, 2010 to April 30, 2016, the Shares had an average annual total return of 11.98% versus a return of 12.76% over the same period for its benchmark, Russell Midcap Index. Over the same period, the Russell 2000 Index returned 10.66%. From June 17, 2014 to April 30, 2016 the Institutional Shares returned 1.21%, versus a return of 3.39% over the same period for the Russell Midcap Index. Over the same period, the Russell 2000 Index returned -0.60%.

The graph below shows the performance of $10,000 invested in the Investor Shares at inception. The results shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Average Annual Total Returns as of 04/30/2016

	One Year	Five Year	Since Inception	Inception Date
Investor Shares*	-6.91%	9.18%	11.98%	11/1/2010
Institutional Shares*	-6.75%	—	1.21%	6/17/2014
Russell Midcap Index**	-2.14%	9.88%	— (1)	—
Russell 2000 Index***	-6.01%	6.99%	— (2)	—
Fund Expense Ratios(3): Investor Shares: Gross 1.16% and Net 1.15%; Institutional Shares: Gross 2.45% and Net 0.95%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.FoolFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

(1)The index returned 12.76% from the inception date of the Investor Shares and 3.39% from the inception date of the Institutional Shares.

(2)The index returned 10.66% from the inception date of the Investor Shares and -0.60% from the inception date of the Institutional Shares.

(3)The expense ratios of the Fund are set forth according to the 2/29/16 Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower.

Motley Fool Great America Fund	25

**The Russell Midcap Index is an unmanaged, free float-adjusted, market capitalization weighted index that is designed to measure the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap Index represents approximately 31% of the total market capitalization of the Russell 1000 companies. The Fund may invest in companies that are not included within the Russell Midcap Index and its investment portfolio is not weighted in terms of issuers the same as the Russell Midcap Index. For this reason, the Fund’s investment performance should not be expected to track, and may exceed or trail, the Russell Midcap Index.

***The Russell 2000 Index is an unmanaged, free float-adjusted, market capitalization weighted index that is designed to measure the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Fund may invest in companies that are not included within the Russell 2000 Index and its investment portfolio is not weighted in terms of issuers the same as the Russell 2000 Index. For this reason, the Fund’s investment performance should not be expected to track, and may exceed or trail, the Russell 2000 Index.

The investment objective of the Great America Fund is to achieve long-term capital appreciation. The Fund pursues this objective by investing primarily in common stocks of companies organized in the United States. The Fund employs a value-based investment strategy and seeks long-term growth of capital by acquiring securities of companies at prices the investment adviser, Motley Fool Asset Management, LLC (the “Adviser”), believes to be significantly below their intrinsic value. The Fund may invest in other types of securities and in other asset classes when, in the judgment of the Adviser, such investments offer attractive potential returns. As such, the Fund’s performance will deviate significantly from its benchmark from time to time. It is the view of the Adviser that this deviation is less meaningful over shorter time frames and is more relevant over multi-year periods.

Although the Great America Fund may invest in companies with any market capitalization, the Adviser expects that investments in the securities of companies having smaller- and mid-market capitalizations will be important components of the Fund’s investment program. Investments in securities of these companies may involve greater risk than do investments in larger, more established companies. Small-and mid-cap stocks tend to be more volatile and less liquid than their large-cap counterparts. You are strongly encouraged to read more about the Fund’s strategies and risks in the prospectus.

The Great America Fund invests in securities of companies the Adviser believes are undervalued. Unlike mutual funds that hew to their benchmark, the Fund may invest in any company, industry or sector where the Adviser’s analysis suggests that there is opportunity for gains that outweigh risks. In identifying investments for the Fund, the Adviser looks for companies it believes the market has irrationally undervalued and looks for companies that have high-quality businesses with strong market positions, manageable leverage, and robust streams of free cash flow. The following tables show the top eleven holdings and sectors in which the Fund was invested as of April 30, 2016. Portfolio holdings are subject to change without notice.

Certain mutual fund ratings and review services have created style boxes, which look more or less like a tic-tac-toe board; arranging funds by the size of the companies they typically invest in (large-, mid-, and small-cap) along one axis, and along a“value” to “growth” basis on the other axis. This may be a helpful way – at times – to think about certain investment opportunities, but we don’t believe we’ll improve your returns by limiting ourselves to any one portion of that style box.

Top Eleven Holdings*	% of Net Assets

Tractor Supply Co.	3.58%
Markel Corp.	3.37

26	Motley Fool Great America Fund

Top Eleven Holdings*	% of Net Assets

Texas Roadhouse, Inc.	3.32
Thor Industries, Inc.	3.24
Infinera Corp.	3.12
Drew Industries, Inc.	3.04
American Woodmark Corp.	2.91
Oaktree Capital Group LLC	2.79
XPO Logistics, Inc.	2.52
SBA Communications Corp. Class A	2.50
AutoZone, Inc.	2.46

32.85%

*  As of the date of the report, the fund had a holding of 3.53% in the BNY Mellon Cash Reserve.

The Motley Fool Great America Fund uses the Global Industry Classification StandardSM (“GICSSM”) as the basis for the classification of securities on the Schedule of Investments (“SOI”). We believe that this makes the SOI classifications more standard with the rest of the industry.

Sector Allocation	% of Net Assets

Consumer Discretionary	33.13%
Health Care	16.97
Financials	15.23
Industrials	13.15
Information Technology	6.88
Telecommunication Services	3.70
Consumer Staples	2.13
Materials	1.69

92.88%

Motley Fool Great America Fund	27

About Your Expenses

As a shareholder of the Great America Fund, you incur ongoing costs, including advisory fees and other Fund expenses. This example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2015 to April 30, 2016.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Fund as compared to the costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

    Do you know how many times a fund, or the market, has returned a smooth 5% over a long period of time? Never. But we have to pick some example. In reality, the market’s returns are always far bumpier, with the market returning 20% one year, followed by a loss of 10% the next year, followed by a 3% gain, etc. These variations affect actual expenses as well. Happily, over almost all time periods of 20 years or longer, according to the research of University of Pennsylvania’s Jeremy Siegel and others, the domestic market’s returns have been at least 5% per year on average.

	Beginning Account Value 11/01/15	Ending Account Value 4/30/16	Annualized Expense Ratio(1)	Expenses Paid During Period(2)

Investor Shares
Actual	$1,000	$974.73	1.15%	$5.65
Hypothetical	$1,000	$1,019.14	1.15%	$5.77
Institutional Shares
Actual	$1,000	$975.73	0.95%	$4.67
Hypothetical	$1,000	$1,020.14	0.95%	$4.77

(1)	These ratios reflect expenses waived by the Fund’s investment adviser. Without these Waivers, the Fund’s expenses would have been higher and the ending account values would have been lower.

(2)

Expenses are equal to the Fund’s annualized expense ratio for the period November 1, 2015 to April 30, 2016, multiplied by the average account value over the period, multiplied by the number of days (182) in the most recent fiscal half-year, then divided by 366.

28	Motley Fool Great America Fund (Unaudited)

The Motley Fool Funds Trust

Motley Fool Great America Fund

Schedule of Investments

April 30, 2016

(Unaudited)

Issues	Shares	Value (Note 2)

Equity Securities — 92.87%
Air Freight & Logistics — 3.96%
CH Robinson Worldwide, Inc. (United States)	46,000	$3,264,620
XPO Logistics, Inc. (United States)*	190,000	5,726,600

		8,991,220

Airlines — 0.70%
Spirit Airlines, Inc. (United States)*	36,000	1,581,480

Auto Components — 7.00%
Drew Industries, Inc. (United States)	106,370	6,895,967
Gentex Corp. (United States)	340,000	5,453,600
Horizon Global Corp. (United States)*	289,918	3,557,289

		15,906,856

Automobiles — 3.24%
Thor Industries, Inc. (United States)	115,000	7,362,300

Banks — 3.21%
Access National Corp. (United States)	90,529	1,779,800
Monarch Financial Holdings, Inc. (United States)	300,190	5,520,494

		7,300,294

Beverages — 2.11%
Boston Beer, Co., Inc. (The) Class A (United States)*	16,120	2,516,010
Crimson Wine Group Ltd. (United States)*	269,023	2,286,668

		4,802,678

Biotechnology — 3.65%
Genomic Health, Inc. (United States)*	131,935	3,467,252
Ionis Pharmaceuticals, Inc. (United States)*	50,000	2,048,500
Myriad Genetics, Inc. (United States)*	77,000	2,772,000

		8,287,752

Building Products — 2.91%
American Woodmark Corp. (United States)*	90,636	6,601,926

Capital Markets — 5.03%
Diamond Hill Investment Group, Inc. (United States)	29,023	5,086,571
Oaktree Capital Group LLC (United States)	131,072	6,332,088

		11,418,659

See Notes to Financial Statements.

Motley Fool Great America Fund	29

Issues	Shares	Value (Note 2)

Equity Securities (continued)
Chemicals — 0.92%
Innophos Holdings, Inc. (United States)	56,437	$2,085,912

Commercial Services & Supplies — 1.41%
KAR Auction Services, Inc. (United States)	85,000	3,196,000

Communications Equipment — 3.11%
Infinera Corp. (United States)*	595,000	7,074,550

Diversified Financial Services — 0.38%
Leucadia National Corp. (United States)	51,995	867,277

Diversified Telecommunication Services — 1.21%
Level 3 Communications, Inc. (United States)*	52,418	2,739,365

Electronic Equipment, Instruments & Components — 2.37%
IPG Photonics Corp. (United States)*	62,000	5,373,540

Health Care Equipment & Supplies — 11.29%
Align Technology, Inc. (United States)*	49,500	3,573,405
Cooper Companies, Inc. (The) (United States)	26,000	3,980,080
Natus Medical, Inc. (United States)*	162,841	5,189,743
Tandem Diabetes Care, Inc. (United States)*	390,000	4,340,700
Varian Medical Systems, Inc. (United States)*	67,000	5,439,060
Zimmer Biomet Holdings, Inc. (United States)	27,000	3,125,790

		25,648,778

Hotels, Restaurants & Leisure — 7.48%
Chipotle Mexican Grill, Inc. (United States)*	7,000	2,946,790
Panera Bread Co. Class A (United States)*	18,000	3,860,820
Texas Roadhouse, Inc. (United States)	184,929	7,530,309
Wynn Resorts Ltd. (United States)	30,000	2,649,000

		16,986,919

Household Durables — 1.02%
TRI Pointe Group, Inc. (United States)*	200,000	2,320,000

Household Products — 0.01%
Church & Dwight, Co., Inc. (United States)	300	27,810

Industrials - Machinery — 1.05%
Proto Labs, Inc. (United States)*	40,000	2,393,200

Insurance — 5.16%
Loews Corp. (United States)	102,500	4,067,200
Markel Corp. (United States)*	8,500	7,642,435

		11,709,635

See Notes to Financial Statements.

30	Motley Fool Great America Fund

Issues	Shares	Value (Note 2)

Equity Securities (continued)
Internet & Catalog Retail — 2.51%
Liberty Interactive Corp. QVC Group Class A (United States)*	89,000	$2,331,800
TripAdvisor, Inc. (United States)*	52,000	3,358,680

		5,690,480

Leisure Products — 1.72%
Polaris Industries, Inc. (United States)	40,000	3,915,200

Machinery — 1.04%
TriMas Corp. (United States)*	130,094	2,354,701

Paper & Forest Products — 0.77%
KapStone Paper and Packaging Corp. (United States)	110,400	1,754,256

Real Estate Investment Trusts — 1.45%
STAG Industrial, Inc. (United States)	165,000	3,293,400

Road & Rail — 1.43%
Genesee & Wyoming, Inc. Class A (United States)*	50,000	3,255,500

Software — 1.39%
Ansys, Inc. (United States)*	250	22,693
Ultimate Software Group, Inc. (The) (United States)*	16,000	3,145,440

		3,168,133

Specialty Retail — 7.77%
AutoZone, Inc. (United States)*	7,300	5,586,179
Cabela’s, Inc. (United States)*	75,000	3,911,250
Tractor Supply Co. (United States)	86,000	8,140,760

		17,638,189

Textiles, Apparel & Luxury Goods — 2.39%
Under Armour, Inc. Class A (United States)*	64,000	2,812,160
Under Armour, Inc. Class C (United States)*	64,000	2,611,200

		5,423,360

Trading Companies & Distributors — 2.68%
Aceto Corp. (United States)	205,000	4,598,150
Fastenal Co. (United States)	31,750	1,485,582

		6,083,732

Wireless Telecommunication Services — 2.50%
SBA Communications Corp. Class A (United States)*	55,000	5,667,200

Total Equity Securities (Cost $ 163,988,013)		210,920,302

See Notes to Financial Statements.

Motley Fool Great America Fund	31

Issues	Shares	Value (Note 2)

Other Investments — 3.53%
Temporary Cash Investment — 3.53%
BNY Mellon Cash Reserve	8,016,619	$8,016,619

Total Other Investments (Cost $ 8,016,619)		8,016,619

Total Investment Portfolio (Cost $ 172,004,632) — 96.40%		218,936,921
Assets in Excess of Other Liabilities — 3.60%		8,165,077

NET ASSETS — 100.00%
(Applicable to 12,464,666 shares outstanding)		$227,101,998

*	Non-income producing security.

See Notes to Financial Statements.

32	Motley Fool Great America Fund

Statement of Assets and Liabilities

As of April 30, 2016 (Unaudited)

Assets:

Investments in securities of unaffiliated issuers, at value (at cost, $172,004,632)	$218,936,921
Receivables:
Dividends	65,822
Investment securities sold	8,828,849
Shares of beneficial interest sold	69,709
Prepaid expenses and other assets	51,446

Total Assets	227,952,747

Liabilities
Payables:
Shares of beneficial interest redeemed	521,181
Accrued expenses:
Audit fees	9,667
Accounting and administration fees	69,952
Advisory fees	149,569
Custodian fees	5,244
Transfer agent fees	33,336
Trustee fees	539
Other expenses	61,261

Total Liabilities	850,749

Net Assets	$227,101,998

The accompanying notes are an integral part of these financial statements.

Motley Fool Great America Fund	33

Statement of Assets and Liabilities

As of April 30, 2016 (Unaudited)

Net Assets Consist of:
Paid-in-Capital	$177,828,829
Accumulated Net Investment Income	(212,584)
Accumulated Net Realized Gain on Investments	2,553,464
Net Unrealized Appreciation/(Depreciation) on Investments	46,932,289

Net Assets	$227,101,998

Net Asset Value:
$0.001 par value, unlimited shares authorized
Investor Shares:
Net assets applicable to capital shares outstanding	$221,076,074
Shares outstanding	12,134,363

Net asset value, offering, and redemption price per share*	$18.22

Institutional Shares:
Net assets applicable to capital shares outstanding	$6,025,924
Shares outstanding	330,303

Net asset value, offering, and redemption price per share*	$18.24

*	A charge of 2% is imposed on the redemption proceeds of shares redeemed or exchanged within 90 days of purchase.

The accompanying notes are an integral part of these financial statements.

34	Motley Fool Great America Fund

Statement of Operations

Six-Months Ended April 30, 2016 (Unaudited)

Investment Income
Dividends	$1,179,497
Interest	519

Total Investment Income	1,180,016

Expenses
Accounting and administration fees	118,343
Blue sky fees	11,679
Shareholder account-related services - Investor Shares	91,671
Shareholder account-related services - Institutional Shares	3,309
Chief Compliance Officer fees	12,708
Custodian fees	10,561
Investment advisory fees	974,450
Professional fees	22,003
Shareholder reporting fees	14,369
Transfer agent fees - Investor Shares	74,081
Transfer agent fees - Institutional Shares	19,254
Trustee fees	18,649
Other expenses	9,788

Total expenses	1,380,865

Expenses waived/reimbursed net of amount recaptured - Investor Shares	(29,779)
Expenses waived/reimbursed net of amount recaptured - Institutional Shares	(39,018)

Net expenses	1,312,068

Net Investment Income (Loss)	(132,052)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investment securities	3,063,035

Net realized gain (loss) on investments	3,063,035

Change in net unrealized appreciation/(depreciation) on:
Investment securities	(9,420,154)

Change in net unrealized appreciation/(depreciation) on investments	(9,420,154)

Net realized and unrealized gain (loss)	(6,357,119)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(6,489,171)

The accompanying notes are an integral part of these financial statements.

Motley Fool Great America Fund	35

Statements of Changes in Net Assets

	Six-Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015

Operations:
Net Investment Income (Loss)	$(132,052)	$454,793
Net Realized Gain (Loss) on Investments	3,063,035	953,108
Change in Net Unrealized Appreciation/(Depreciation) on Investments	(9,420,154)	(108,297)

Net increase (decrease) in net assets resulting from operations	(6,489,171)	1,299,604

Dividends to Shareholders:
Dividends from net investment income
Investor Shares	(349,750)	(510,810)
Institutional Shares	(20,359)	(11,463)
Distributions from net realized capital gains
Investor Shares	—	—
Institutional Shares	—	—

Total dividends and distributions	(370,109)	(522,273)

Capital Share Transactions:
Proceeds from shares sold
Investor Shares (821,732 and 2,746,354 shares, respectively)	14,737,311	53,268,650
Institutional Shares (54,292 and 243,608 shares, respectively)	949,682	4,716,283
Reinvestment of dividends
Investor Shares (18,293 and 25,996 shares, respectively)	343,728	501,729
Institutional Shares (1,083 and 593 shares, respectively)	20,359	11,463
Value of shares redeemed
Investor Shares (1,447,630 and 2,487,924 shares, respectively)	(25,828,561)	(47,840,341)
Institutional Shares (98,859 and 20,753 shares, respectively)	(1,770,649)	(391,356)
Redemption and small-balance account fees
Investor Shares	17,677	50,331
Institutional Shares	175	2

Net increase (decrease) from capital share transactions	(11,530,278)	10,316,761

Total increase (decrease) in net assets	(18,389,558)	11,094,092

Net Assets:
Beginning of Period	245,491,556	234,397,464

End of Period*	$227,101,998	$245,491,556

* Including accumulated net investment income	$(212,584)	$289,577

The accompanying notes are an integral part of these financial statements.

36	Motley Fool Great America Fund

Financial Highlights

(for a share outstanding throughout each period)

	Six Months Ended April 30, 2016	Years Ended October 31,				Period Ended October 31,
Investor Shares	(Unaudited)(1)	2015	2014	2013	2012	2011(2)(3)

Net Asset Value, Beginning of Period	$18.72	$18.59	$17.25	$12.58	$11.04	$10.00
Income (Loss) From Investment Operations
Net Investment Income (Loss)(4)	(0.01)	0.03	0.07	—*	(0.06)	(0.05)
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.46)	0.14	1.51	4.69	1.60	1.09
Total From Investment Operations	(0.47)	0.17	1.58	4.69	1.54	1.04
Less Distributions
Net Investment Income	(0.03)	(0.04)	(0.03)	(0.03)	—*	(0.01)
Net Realized Capital Gains	—	—	(0.22)	—	—	—
Total Distributions	(0.03)	(0.04)	(0.25)	(0.03)	—*	(0.01)
Redemption and Small-Balance Account Fees	—*	—*	0.01	0.01	—*	0.01
Net Asset Value, End of Period	$18.22	$18.72	$18.59	$17.25	$12.58	$11.04

Total Return(5)(6)	(2.53%)	0.91%	9.35%	37.44%	13.96%	10.54%
Net Assets, End of Period (thousands)	$221,076	$238,482	$231,600	$162,336	$67,337	$55,691
Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets	1.15%	1.15%	1.27%	1.38%	1.37%	1.35%

The accompanying notes are an integral part of these financial statements.

Motley Fool Great America Fund	37

Financial Highlights

	Six Months Ended April 30, 2016	Years Ended October 31,				Period Ended October 31,
Investor Shares	(Unaudited)(1)	2015	2014	2013	2012	2011(2)(3)
Ratio of Expenses to Average Net Assets (Before Waivers and Reimbursement of Expenses and/or Recapture of Previously Waived Fees)	1.18%	1.16%	1.30%	1.54%	1.74%	2.16%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.12%)	0.17%	0.38%	0.03%	(0.51%)	(0.48%)
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Waivers and Reimbursement of Expenses and/or Recapture of Previously Waived Fees)	(0.15%)	0.17%	0.36%	(0.13%)	(0.88%)	(1.29%)
Portfolio Turnover	14%	30%	18%	24%	30%	18%

*	Amount represents less than $0.005 per share.
(1)	For the six months ended April 30, 2016, all ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(2)	Because of commencement of operations and related preliminary transaction costs, these ratios are not necessarily indicative of future ratios.
(3)	Inception date of the Great America Fund was November 1, 2010. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(4)	Per share data calculated using average shares outstanding method.
(5)	During the years ended October 31, 2014, October 31, 2013 and the period ended October 31, 2011, 0.06%, 0.08% and 0.10%, respectively, of the Fund’s total return was attributable to redemption and small-balance account fees received as referenced in Note 4. Excluding this item, the total return would have been 9.29%, 37.36% and 10.44%, respectively. For the six months ended April 30, 2016 and the years ended October 31, 2015 and October 31, 2012, redemption and small-balance account fees received had no effect on the Fund’s total return.
(6)	Total return reflects the rate an investor would have earned on an investment in the Fund during the period.

The accompanying notes are an integral part of these financial statements.

38	Motley Fool Great America Fund

Financial Highlights

	Six Months Ended April 30, 2016	Year Ended October 31,	Period Ended October 31,
Institutional Shares	(Unaudited)(1)	2015	2014(2)(3)

Net Asset Value, Beginning of Period	$18.75	$18.61	$17.94
Income (Loss) From Investment Operations
Net Investment Income (Loss)(4)	0.01	0.07	0.02
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.46)	0.13	0.65
Total From Investment Operations	(0.45)	0.20	0.67
Less Distributions
Net Investment Income	(0.06)	(0.06)	—
Net Realized Capital Gains	—	—	—
Total Distributions	(0.06)	(0.06)	—
Redemption and Small-Balance Account Fees	—*	—*	—
Net Asset Value, End of Period	$18.24	$18.75	$18.61

Total Return(5)	(2.43%)	1.04%	3.73%
Net Assets, End of Period (thousands)	$6,026	$7,010	$2,798
Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets	0.95%	0.95%	0.95%
Ratio of Expenses to Average Net Assets (Before Waivers and Reimbursement of Expenses and/or Recapture of Previously Waived Fees)	2.19%	2.45%	4.93%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.09%	0.35%	0.27%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Waivers and Reimbursement of Expenses and/or Recapture of Previously Waived Fees)	(1.15%)	(1.15%)	(3.71%)
Portfolio Turnover	14%	30%	18%
*	Amount represents less than $0.005 per share.
(1)	For the six months ended April 30, 2016, all ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(2)	Commenced operations on June 17, 2014. All ratios for the period have been annualized. Total return for the period has not been annualized.
(3)	Because of commencement of operations and related preliminary transaction costs, these ratios are not necessary indicative of future ratios.
(4)	Per share data calculated using average shares outstanding method.
(5)	Total return reflects the rate an investor would have earned on an investment in the Fund during the period.

The accompanying notes are an integral part of these financial statements.

Motley Fool Great America Fund	39

Motley Fool Epic Voyage Fund Portfolio Characteristics (Unaudited)

At April 30, 2016, the Motley Fool Epic Voyage Fund Investor Shares had an unaudited net asset value of $11.09 per share attributed to 2,629,436 shares outstanding and the Institutional Shares had an unaudited net asset value of $11.12 per share attributed to 172,531 shares outstanding. This compares with an unaudited net asset value as of November 1, 2011 for the Investor Shares of $10.00 per share attributed to 106,350 shares outstanding and as of June 17, 2014 for the Institutional Shares of $13.06 per share attributed to 1 share outstanding. From the Investor Shares launch on November 1, 2011 to April 30, 2016, the Shares had an average annual total return of 3.46% versus a return of 5.06% over the same period for its benchmark, the FTSE Global All Cap ex-US Index, and a return of 5.61% for its previous benchmark, the Russell Global ex-U.S. Index. Over the same period, the FTSE Emerging Markets All Cap China A Inclusion Index returned 0.27%. From June 17, 2014 to April 30, 2016, the Institutional Shares returned -6.95%, versus a return of -5.88% over the same period for the FTSE Global All Cap ex-US Index, and a return of -5.16% for the Russell Global ex-U.S. Index. Over the same period, the FTSE Emerging Markets All Cap China A Inclusion Index returned -7.15%.

Please note that we are using a new benchmark for the Fund, the FTSE Global All Cap ex-US Index, as a replacement for the Russell Global ex-U.S. Index. There are multiple reasons for this. During 2015, FTSE Group and Russell Indexes began operating as one business known as FTSE Russell. This change allows the Adviser to utilize one globally recognized index provider across all its funds, by working with a leading provider of benchmarks which covers 98% of the world’s investable securities through a transparent, rules-based construction methodology. While the Adviser was previously using a Russell Index for this Fund, the FTSE Global All Cap ex-US Index is more comparable to the Motley Fool Independence Fund’s selected benchmark, the FTSE Global All Cap Index, with the ex-US version of the index being derived from the full opportunity set provided by the FTSE Global All Cap Index. In addition, the FTSE Global All Cap ex-US Index includes small-capitalization companies, which more closely aligns it with the Principal Investment Strategies of the Fund. While we believe this index will provide a closer basis of comparison to the Fund, it is also worth noting that the Adviser does not make investment decisions in an attempt to match any benchmark allocations. Also note that we have added a secondary index for the Fund, the FTSE Emerging Markets All Cap China A Inclusion Index. The Principal Investment Strategies of the Fund emphasize investments in companies headquartered in both Developed and Emerging markets. While the FTSE Global All Cap ex-US Index includes both, its weighting to Developed markets in excess of 80% of total capitalization under-represents the exposure that the Fund has historically had to Emerging Markets. As such, we believe we are providing additional information which is relevant to the Fund’s current and prospective investors.

The graph below shows the performance of $10,000 invested in the Investor Shares at inception. The results shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Average Annual Total Returns as of 04/30/2016

		Since	Inception
	One Year	Inception	Date
Investor Shares*	-5.63%	3.46%	11/1/2011
Institutional Shares*	-5.53%	-6.95%	6/17/2014
Russell Global ex-US Index**	-9.67%	— (1)	—
FTSE Global All Cap ex-US Net Tax Index***	-10.59%	— (2)	—
FTSE Emerging Markets All Cap China A Inclusion Net Tax Index****	-18.81%	— (3)	—
Fund Expense Ratios(4): Investor Shares: Gross 1.84% and Net 1.13%; Institutional Shares: Gross 5.91% and Net 0.93%

40	Motley Fool Epic Voyage Fund

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.FoolFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

(1)The index returned 5.61% from the inception date of the Investor Shares and -5.16% from the inception date of the Institutional Shares.

(2)The index returned 5.06% from the inception date of the Investor Shares and -5.88% from the inception date of the Institutional Shares.

(3)The index returned 0.27% from the inception date of the Investor Shares and -7.15% from the inception date of the Institutional Shares.

(4)The expense ratios of the Fund are set forth according to the 2/29/16 Prospectus for the Fund may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower.

**The Russell Global ex-U.S. Index measures the performance of the global equity market based on all investable equity securities, excluding companies assigned to the United States. The Russell Global ex-U.S. Index is constructed to provide a comprehensive and unbiased barometer for the global segment and is completely reconstituted annually to accurately reflect the changes in the market over time, and it is widely recognized by investors in international markets as a benchmark for portfolios of foreign securities. However, the Epic Voyage Fund may invest in countries that are not included within the Russell Global ex-U.S. Index, and its investment portfolio is not weighted in terms of countries or issuers in correlation with the Russell Global ex-U.S. Index. For this reason, the Epic Voyage Fund’s investment performance should not be expected to track, and may exceed or trail, the Russell Global ex-U.S. Index. In addition, the performance of the Russell Global ex-U.S. Index may not correlate with the performance of U.S. markets. Under normal circumstances, the Epic Voyage Fund seeks to stay fully invested, primarily in common stocks, and does not attempt to time the market. Although current income in not an objective of the Epic Voyage Fund, the Adviser considers current income in assessing the intrinsic value of securities being considered for purchase by the Epic Voyage Fund.

***The FTSE Global All Cap ex-US Index is a market-capitalization weighted index representing the performance of large, mid and small cap companies in Developed and Emerging markets, excluding the USA. The index is comprised of approximately 6,600 securities from 47 countries. Fair value prices and foreign exchange as of 4 pm EST are used in the calculation of this index, and returns are adjusted for withholding taxes applicable to dividends received by a U.S. Regulated Investment Company domiciled in the United States.

****The FTSE Emerging Markets All Cap China A Inclusion Index is a market-capitalization weighted index representing the performance of large, mid and small cap companies in Emerging markets. The index is comprised of approximately 3,350 securities from 22 countries, and is part of the FTSE China A Inclusion Indexes which contain FTSE China A All Cap Index securities adjusted for the aggregate approved QFII and RQFII quotas available to international investors. Fair value prices and foreign exchange as of 4 pm EST are used in the calculation of this index, and returns are adjusted

Motley Fool Epic Voyage Fund	41

for withholding taxes applicable to dividends received by a U.S. Regulated Investment Company domiciled in the United States.

The investment objective of the Epic Voyage Fund is to achieve long-term capital appreciation. The Fund pursues this objective by investing primarily in common stocks of foreign companies. The Fund employs a value-based investment strategy and seeks long-term growth of capital by acquiring securities of companies at prices the investment adviser, Motley Fool Asset Management, LLC (the “Adviser”), believes to be significantly below their intrinsic value. The Fund may invest in other types of securities and in other asset classes when, in the judgment of the Adviser, such investments offer attractive potential returns. As such, the Fund’s performance will deviate significantly from its benchmark from time to time. It is the view of the Adviser that this deviation is less meaningful over shorter time frames and is more relevant over multi-year periods.

Because the Epic Voyage Fund is free to invest in companies of any size around the world, investments in the securities of foreign companies, including depositary receipts, companies with smaller market capitalizations (less than $2 billion), and companies in emerging market countries, will be important components of the Epic Voyage Fund’s investment program, although the Epic Voyage Fund may invest in issuers of all capitalization sizes. Small-cap stocks tend to be more volatile and less liquid than their large-cap counterparts. Fluctuations in currency exchange rates can cause losses when investing in foreign securities, with emerging markets presenting additional risks of illiquidity, political instability, and lax regulation. You are strongly encouraged to read more about the Fund’s strategies and risks in the prospectus.

The Epic Voyage Fund invests in securities of companies the Adviser believes are undervalued. Unlike mutual funds that are constrained by a style box, the Fund may invest in any company, industry or sector where the Adviser’s analysis suggests that there is opportunity for gains that outweigh risks. In identifying investments for the Fund, the Adviser looks for companies it believes the market has irrationally undervalued and companies that have high-quality businesses with strong market positions, manageable leverage, and robust streams of free cash flow. The following tables show the top eleven holdings, sector allocation, and top eleven countries in which the Fund was invested as of April 30, 2016. Portfolio holdings are subject to change without notice.

 Certain mutual fund ratings and review services have created style boxes, which look more or less like a tic-tac-toe board; arranging funds by the size of the companies they typically invest in (large-, mid-, and small-cap) along one axis, and along a “value” to “growth” basis on the other axis. This may be a helpful way – at times – to think about certain investment opportunities, but we don’t believe we’ll improve your returns by limiting ourselves to any one portion of that style box.

42	Motley Fool Epic Voyage Fund

Top Eleven Holdings*	% of Net Assets

Duzonbizon Co., Ltd.	4.84%
PT Nippon Indosari Corpindo Tbk	4.60
Banco Latinoamericano de Comercio Exterior SA	4.25
Taiwan Semiconductor Manufacturing Co., Ltd.	4.06
Almarai Co.	4.05
HDFC Bank Ltd.	4.05
BrainJuicer Group PLC	3.81
Kobayashi Pharmaceutical Co., Ltd.	3.20
Tencent Holdings Ltd.	2.99
Tessenderlo Chemie NV	2.95
PT Mitra Adiperkasa TBK	2.91

41.71%

*   As of the date of the report, the fund had a holding of 4.60% in the BNY Mellon Cash Reserve.

The Motley Fool Epic Voyage Fund uses the Global Industry Classification StandardSM (“GICS SM”) as the basis for the classification of securities on the Schedule of Investments (“SOI”). We believe that this makes the SOI classifications more standard with the rest of the industry.

Sector Allocation	% of Net Assets

Consumer Discretionary	20.00%
Information Technology	17.06
Financials	16.50
Consumer Staples	14.43
Health Care	11.32
Industrials	8.08
Materials	6.48
Energy	1.28

95.15%

Motley Fool Epic Voyage Fund	43

Top Eleven Countries	% of Net Assets

Japan	9.00%
United Kingdom	8.58
Brazil	8.00
Indonesia	7.51
South Korea	7.09
India	6.05
Switzerland	5.95
United States*	5.89
United Arab Emirates	5.10
Panama	4.25
Taiwan	4.06

71.48%

* As of the date of the report, the fund had a holding of 4.60% in the BNY Mellon Cash Reserve.

44	Motley Fool Epic Voyage Fund

About Your Expenses

As a shareholder of the Epic Voyage Fund, you incur ongoing costs, including advisory fees and other Fund expenses. This example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2015 to April 30, 2016.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Fund as compared to the costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

    Do you know how many times a fund, or the market, has returned a smooth 5% over a long period of time? Never. But we have to pick some example. In reality, the market’s returns are always far bumpier, with the market returning 20% one year, followed by a loss of 10% the next year, followed by a 3% gain, etc. These variations affect actual expenses as well. Happily, over almost all time periods of 20 years or longer, according to the research of University of Pennsylvania’s Jeremy Siegel and others, the domestic market’s returns have been at least 5% per year on average.

	Beginning Account Value 11/01/15	Ending Account Value 4/30/16	Annualized Expense Ratio(1)	Expenses Paid During Period(2)

Investor Shares
Actual	$1,000	$1,029.62	1.15%	$5.80
Hypothetical	$1,000	$1,019.14	1.15%	$5.77
Institutional Shares
Actual	$1,000	$1,030.48	0.95%	$4.80
Hypothetical	$1,000	$1,020.14	0.95%	$4.77

(1)	These ratios reflect expenses waived by the Fund’s investment adviser. Without these Waivers, the Fund’s expenses would have been higher and the ending account values would have been lower.

(2)	Expenses are equal to the Fund’s annualized expense ratio for the period November 1, 2015 to April 30, 2016, multiplied by the average account value over the period, multiplied by the number of days (182) in the most recent fiscal half-year, then divided by 366.

Motley Fool Epic Voyage Fund (Unaudited)	45

The Motley Fool Funds Trust

Motley Fool Epic Voyage Fund

Schedule of Investments

April 30, 2016

(Unaudited)

Issues	Shares	Value (Note 2)

Equity Securities — 90.16%
Airlines — 1.08%
Air Arabia PJSC (United Arab Emirates)	1,000,000	$336,977

Banks — 11.05%
Banco Latinoamericano de Comercio Exterior SA (Panama)	51,100	1,321,446
Gronlandsbanken AB (Denmark)	9,287	854,443
HDFC Bank Ltd. (India)(a)	20,000	1,257,400

		3,433,289

Capital Markets — 2.10%
Tarpon Investimentos SA (Brazil)	303,500	652,138

Chemicals — 4.51%
Syngenta AG (Switzerland)(a)	6,000	483,420
Tessenderlo Chemie NV (Belgium)*	26,666	917,763

		1,401,183

Commercial Services & Supplies — 0.83%
Depa Ltd. (United Arab Emirates)*	691,600	258,658

Electronics — 2.08%
Renishaw PLC (United Kingdom)	23,300	645,440

Food Products — 7.17%
BRF - Brasil Foods SA (Brazil)(a)	20,000	284,400
Nestle SA (Switzerland)	6,885	513,894
PT Nippon Indosari Corpindo Tbk (Indonesia)	13,022,700	1,430,771

		2,229,065

Health Care Equipment & Supplies — 1.86%
Medtronic PLC (Ireland)	7,292	577,162

Health Care Providers & Services — 4.81%
NMC Health PLC (United Arab Emirates)	50,000	764,915
Odontoprev SA (Brazil)	237,000	729,761

		1,494,676

Internet — 3.33%
COOKPAD, Inc. (Japan)	7,500	107,254

See Notes to Financial Statements.

46	Motley Fool Epic Voyage Fund

Issues	Shares	Value (Note 2)

Equity Securities (continued)
Internet (continued)
Tencent Holdings Ltd. (Cayman Islands)	45,600	$927,883

		1,035,137

Internet & Catalog Retail — 4.97%
CJ O Shopping Co., Ltd. (South Korea)	4,002	700,327
zooplus AG (Germany)*	6,001	843,302

		1,543,629

Internet Software & Services — 2.75%
Baidu, Inc. (China)*(a)	4,400	854,920

Leisure Products — 2.89%
Shimano, Inc. (Japan)	6,250	896,696

Life Sciences Tools & Services — 2.64%
Horizon Discovery Group PLC (United Kingdom)*	164,999	446,015
Siegfried Holding Ltd. (Switzerland)	2,000	375,274

		821,289

Machinery — 2.57%
FANUC Corp. (Japan)	5,400	797,699

Media — 6.44%
BrainJuicer Group PLC (United Kingdom)	231,336	1,183,062
Multiplus SA (Brazil)	75,000	819,728

		2,002,790

Metals & Mining — 1.03%
Constellium NV, Class A (Netherlands)*	55,000	320,650

Multiline Retail — 2.91%
PT Mitra Adiperkasa Tbk (Indonesia)*	2,842,000	902,938

Oil & Gas Services — 1.29%
Schlumberger Ltd. (United States)	5,000	401,700

Personal Products — 3.20%
Kobayashi Pharmaceutical Co., Ltd. (Japan)	12,500	995,658

Pharmaceuticals — 2.01%
Dr. Reddy’s Laboratories Ltd. (India)(a)	13,679	623,762

Real Estate Investment Trusts — 1.50%
Lippo Malls Indonesia Retail Trust (Singapore)	1,925,000	465,201

See Notes to Financial Statements.

Motley Fool Epic Voyage Fund	47

Issues	Shares	Value (Note 2)

Equity Securities (continued)
Real Estate Management & Development — 1.85%
Henderson Land Development Co., Ltd. (Hong Kong)	92,475	$576,353

Semiconductors & Semiconductor Equipment — 4.06%
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)(a)	53,500	1,262,065

Software — 4.84%
DuzonBizon Co., Ltd. (South Korea)	68,900	1,502,887

Specialty Retail — 1.26%
Halfords Group PLC (United Kingdom)	63,400	391,237

Textiles, Apparel & Luxury Goods — 1.54%
Swatch Group SA (The) (Switzerland)	1,400	477,654

Transportation Infrastructure — 3.59%
DP World Ltd. (United Arab Emirates)	12,000	223,883
International Container Terminal Services, Inc. (Philippines)	645,000	892,975

		1,116,858

Total Equity Securities (Cost $ 26,000,094)		28,017,711

Participatory Notes — 4.99%
Banks — 0.00%
Al Rajhi Banking & Investment Co. (Saudi Arabia)(b)(c)	—	3

Food Products — 4.05%
Almarai Co. (Saudi Arabia)(b)	84,114	1,258,941

Metals & Mining — 0.94%
Aluminium Bahrain BSC (Germany)(b)	396,998	290,758

Total Participatory Notes (Cost $ 1,299,382)		1,549,702

Other Investments — 4.60%
Temporary Cash Investment — 4.60%
BNY Mellon Cash Reserve	1,429,037	1,429,037

Total Other Investments (Cost $ 1,429,036)		1,429,037

Total Investment Portfolio (Cost $ 28,728,512) — 99.75%		30,996,450
Assets in Excess of Other Liabilities — 0.25%		77,689

NET ASSETS — 100.00%
(Applicable to 2,801,967 shares outstanding)		$31,074,139

*	Non-income producing security.
(a)	ADR — American Depositary Receipts

See Notes to Financial Statements.

48	Motley Fool Epic Voyage Fund

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities is $1,549,702 and represents 4.99% of net assets as of April 30, 2016.
(c)	Less than 0.50 shares

PLC — Public Limited Company

See Notes to Financial Statements.

Motley Fool Epic Voyage Fund	49

Statement of Assets and Liabilities

As of April 30, 2016 (Unaudited)

Assets:

Investments in securities of unaffiliated issuers, at value (at cost, $28,728,512)	$30,996,450
Cash	133
Foreign currency, at value (at cost, $24,623)	25,214
Receivables:
Dividends and tax reclaims	128,227
Shares of beneficial interest sold	3,884
Reimbursement due from adviser	7,703
Prepaid expenses and other assets	46,788

Total Assets	31,208,399

Liabilities
Payables:
Foreign currency purchased	17,085
Shares of beneficial interest redeemed	10,374
Dividend withholding tax	7,388
Accrued expenses:
Audit fees	9,667
Accounting and administration fees	46,628
Custodian fees	11,807
Transfer agent fees	11,981
Trustee fees	539
Other expenses	18,791

Total Liabilities	134,260

Net Assets	$31,074,139

The accompanying notes are an integral part of these financial statements.

50	Motley Fool Epic Voyage Fund

Statement of Assets and Liabilities

As of April 30, 2016 (Unaudited)

Net Assets Consist of:
Paid-in-Capital	$31,042,824
Undistributed Net Investment Income	130,755
Accumulated Net Realized Loss on Investments	(2,368,878)
Net Unrealized Appreciation/(Depreciation) on Investments, Foreign Currencies, and Assets and Liabilities Denominated in Foreign Currencies	2,269,438

Net Assets	$31,074,139

Net Asset Value:
$0.001 par value, unlimited shares authorized
Investor Shares:
Net assets applicable to capital shares outstanding	$29,155,643
Shares outstanding	2,629,436

Net asset value, offering, and redemption price per share*	$11.09

Institutional Shares: Net assets applicable to capital shares outstanding	$1,918,496
Shares outstanding	172,531

Net asset value, offering, and redemption price per share*	$11.12

*	A charge of 2% is imposed on the redemption proceeds of shares redeemed or exchanged within 90 days of purchase.

The accompanying notes are an integral part of these financial statements.

Motley Fool Epic Voyage Fund	51

Statement of Operations

Six-Months Ended April 30, 2016 (Unaudited)

Investment Income
Dividends	$352,260
Less foreign taxes withheld	(47,521)

Total Investment Income	304,739

Expenses
Accounting and administration fees	48,720
Blue sky fees	9,371
Shareholder account-related services - Investor Shares	18,303
Chief Compliance Officer fees	12,708
Custodian fees	18,275
Investment advisory fees	129,910
Professional fees	22,003
Shareholder reporting fees	5,347
Transfer agent fees - Investor Shares	31,427
Transfer agent fees - Institutional Shares	19,221
Trustee fees	18,649
Other expenses	14,819

Total expenses	348,753

Expenses waived/reimbursed net of amount recaptured - Investor Shares	(134,772)
Expenses waived/reimbursed net of amount recaptured - Institutional Shares	(40,014)

Net expenses	173,967

Net Investment Income (Loss)	130,772

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investment securities	(1,311,797)
Foreign currency transactions	(6,105)

Net realized gain (loss) on investments and foreign currency transactions	(1,317,902)

Change in net unrealized appreciation/(depreciation) on:
Investment securities	1,998,055
Foreign currency translations	2,799

Change in net unrealized appreciation/(depreciation) on investments, foreign currencies, and assets and liabilities denominated in foreign currencies	2,000,854

Net realized and unrealized gain (loss)	682,952

Net Increase (Decrease) in Net Assets Resulting from Operations	$813,724

The accompanying notes are an integral part of these financial statements.

52	Motley Fool Epic Voyage Fund

Statement of Changes in Net Assets

	Six-Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015

Operations:
Net Investment Income (Loss)	$130,772	$320,996
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(1,317,902)	(415,250)
Change in Net Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Translation	2,000,854	(5,225,391)

Net increase (decrease) in net assets resulting from operations	813,724	(5,319,645)

Dividends to Shareholders:
Dividends from net investment income
Investor Shares	(300,972)	(677,612)
Institutional Shares	(18,444)	(24,330)

Total dividends and distributions	(319,416)	(701,942)

Capital Share Transactions:
Proceeds from shares sold
Investor Shares (119,692 and 426,373 shares, respectively)	1,262,120	5,009,661
Institutional Shares (11,296 and 33,099 shares, respectively)	121,351	388,538
Reinvestment of dividends
Investor Shares (27,787 and 57,128 shares, respectively)	300,095	670,684
Institutional Shares (1,705 and 2,071 shares, respectively)	18,444	24,330
Value of shares redeemed
Investor Shares (382,714 and 1,392,043 shares, respectively)	(4,021,917)	(16,320,233)
Institutional Shares (143 and 3,508 shares, respectively)	(1,456)	(41,366)
Redemption fees and small-balance account fees
Investor Shares	1,288	8,692
Institutional Shares	—	1

Net increase (decrease) from capital share transactions	(2,320,075)	(10,259,693)

Total increase (decrease) in net assets	(1,825,767)	(16,281,280)

Net Assets:
Beginning of Period	32,899,906	49,181,186

End of Period*	$31,074,139	$32,899,906

*Including undistributed net investment income	$130,755	$319,399

The accompanying notes are an integral part of these financial statements.

Motley Fool Epic Voyage Fund	53

Financial Highlights

(for a share outstanding throughout each period)

	Six Months Ended April 30, 2016	Years Ended October 31,			Period Ended October 31,
Investor Shares	(Unaudited)(1)	2015	2014	2013	2012(2)(3)

Net Asset Value, Beginning of Period	$ 10.88	$ 12.61	$ 12.66	$ 10.94	$ 10.00

Income (Loss) From Investment Operations
Net Investment Income (Loss)(4)	0.04	0.09	0.16	0.13	0.18
Net Gain (Loss) on Securities (Realized and Unrealized)	0.28	(1.63)	(0.12)	1.73	0.77
Total From Investment Operations	0.32	(1.54)	0.04	1.86	0.95
Less Distributions
Net Investment Income	(0.11)	(0.19)	(0.08)	(0.15)	(0.01)
Net Realized Capital Gains	—	—	(0.02)	—	—
Total Distributions	(0.11)	(0.19)	(0.10)	(0.15)	(0.01)
Redemption and Small-Balance Account Fees	—*	—*	0.01	0.01	—*
Net Asset Value, End of Period	$ 11.09	$ 10.88	$ 12.61	$ 12.66	$ 10.94

Total Return(5)(6)	2.96%	(12.33%)	0.47%	17.32%	9.52%
Net Assets, End of Period (thousands)	$29,156	$31,160	$47,566	$40,119	$19,272

Ratios/Supplemental Data

Ratio of Expenses to Average Net Assets	1.15%	1.13%	1.24%	1.35%	1.35%
Ratio of Expenses to Average Net Assets (Before Waivers and Reimbursement of Expenses and/or Recapture of Previously Waived Fees)	2.09%	1.84%	1.88%	2.60%	4.13%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.84%	0.80%	1.29%	1.15%	1.75%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Waivers and Reimbursement of Expenses and/or Recapture of Previously Waived Fees)	(0.10%)	0.09%	0.66%	(0.10%)	(1.03%)
Portfolio Turnover	14%	20%	25%	26%	17%

*	Amount represents less than $0.005 per share.
(1)	For the six months ended April 30, 2016, all ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.

The accompanying notes are an integral part of these financial statements.

54	Motley Fool Epic Voyage Fund

Financial Highlights

(2)	Inception date of the Epic Voyage Fund was November 1, 2011. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(3)	Because of commencement of operations and related preliminary transaction costs, these ratios are not necessarily indicative of future ratios.
(4)	Per share data calculated using average shares outstanding method.
(5)	During the years ended October 31, 2014 and October 31, 2013, 0.08% and 0.09%, respectively of the Fund’s total return was attributable to redemption and small-balance account fees received as referenced in Note 4. Excluding this item, the total return would have been 0.39% and 17.23%, respectively. For the six months ended April 30, 2016, the year ended October 31, 2015 and the period ended October 31, 2012, redemption and small-balance account fees received had no effect on the Fund’s total return.
(6)	Total return reflects the rate an investor would have earned on an investment in the Fund during the period.

The accompanying notes are an integral part of these financial statements.

Motley Fool Epic Voyage Fund	55

Financial Highlights

	Six Months Ended April 30, 2016	Year Ended October 31,	Period Ended October 31,
Institutional Shares	(Unaudited)(1)	2015	2014(2)(3)
Net Asset Value, Beginning of Period	$10.90	$12.62	$13.06
Income (Loss) From Investment Operations
Net Investment Income (Loss)(4)	0.06	0.12	0.04
Net Gain (Loss) on Securities (Realized and Unrealized)	0.27	(1.65)	(0.48)
Total From Investment Operations	0.33	(1.53)	(0.44)
Less Distributions
Net Investment Income	(0.11)	(0.19)	—
Net Realized Capital Gains	—	—	—
Total Distributions	(0.11)	(0.19)	—
Redemption and Small-Balance Account Fees	—	—*	—
Net Asset Value, End of Period	$11.12	$10.90	$12.62

Total Return(5)	3.05%	(12.23%)	(3.37%)
Net Assets, End of Period (thousands)	$1,918	$1,740	$1,615

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets	0.95%	0.93%	0.95%
Ratio of Expenses to Average Net Assets (Before Waivers and Reimbursement of Expenses and/or Recapture of Previously Waived Fees)	5.41%	5.91%	6.35%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.09%	1.06%	0.78%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Waivers and Reimbursement of Expenses and/or Recapture of Previously Waived Fees)	(3.37%)	(3.92%)	(4.62%)
Portfolio Turnover	14%	20%	25%
*	Amount represents less than $0.005 per share.
(1)	For the six months ended April 30, 2016, all ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(2)	Commenced operations on June 17, 2014. All ratios for the period have been annualized. Total return for the period has not been annualized.
(3)	Because of commencement of operations and related preliminary transaction costs, these ratios are not necessary indicative of future ratios.
(4)	Per share data calculated using average shares outstanding method.
(5)	Total return reflects the rate an investor would have earned on an investment in the Fund during the period.

The accompanying notes are an integral part of these financial statements.

56	Motley Fool Epic Voyage Fund

Notes to Financial Statements (Unaudited)

1. Organization:

Motley Fool Independence Fund (“Independence Fund”), Motley Fool Great America Fund (“Great America Fund”), and Motley Fool Epic Voyage Fund (“Epic Voyage Fund”) (each a “Fund” and together the “Funds”) are diversified series of The Motley Fool Funds Trust (the “Trust”), an open-end management investment company (or mutual fund) organized on November 7, 2008, as a statutory trust under the laws of the State of Delaware. The investment objective of each Fund is to achieve long-term capital appreciation. The Independence Fund pursues its objective by investing primarily in common stocks of U.S. companies and of companies that are organized under the laws of other countries around the world. The Great America Fund pursues its objective by investing primarily in common stocks of companies that are organized in the United States and that are engaged in a broad range of industries. The Epic Voyage Fund pursues its objective by investing primarily in common stocks of foreign companies.

Under the Trust’s organizational documents, its Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties for the Trust by the Trust. In addition, in the normal course of business, the Trust enters into contracts with vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust. However, the Trust believes the risk of loss to be remote.

2. Significant Accounting Policies:

Basis of Preparation

The policies described below are followed consistently by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for U.S. mutual funds.

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Security Valuation

Securities held by the Trust are generally valued at market value as of the close of regular trading on each business day (generally 4 pm Eastern time) that the New York Stock Exchange (“NYSE”) is open. Securities, other than stock options, listed on the NYSE or other exchanges are valued on the basis of the last quoted sale price on the exchange on which they are primarily traded. However, if the last sale price on the NYSE is different from the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, then the securities are valued at the bid price on the NYSE or other primary exchange for that day. Securities traded in the OTC market are valued on the basis of the last sales price as reported by NASDAQ. If there are no

The Motley Fool Funds Trust	57

sales on that day, then the securities are valued at the mean between the closing bid and asked prices as reported by NASDAQ. Stock options and stock index options traded on national securities exchanges or on NASDAQ are valued at the mean between the latest bid and asked prices for such options. Securities for which market quotations are not readily available or whose values have been affected by events occurring before the Funds’ pricing time but after the close of the securities markets, and other assets are valued at fair value as determined pursuant to procedures adopted in good faith by the Board of Trustees (the “Board”). Debt securities that mature in fewer than 60 days are valued at amortized cost, which approximates market value (unless the Board determines that this method does not represent fair value), if their original maturity was 60 days or less or by amortizing the value as of the 61st day before maturity, if their original term to maturity exceeded 60 days.

When fair value pricing is employed, the prices of securities used by a fund to calculate its net asset value (the “NAV”) may differ from quoted or published prices for the same securities.

  You’d think that it would be easy to determine what a share of the Fund is worth – just add up the value of everything it holds, and then divide by the number of shares. It’s not that simple, though. Some foreign markets have different operating hours (when it’s daytime in Chicago, for example, it is night in Shanghai). That means that when we calculate a Fund’s value at the end of the day, the market quotations for some of the securities held by the Fund could be several hours old, and intervening events may have affected what the stocks are worth. In addition, characteristics of the relevant markets and stocks might, in some cases, cast doubt on a particular valuation. For these reasons, we may rely on a pricing service to determine the value of particular securities. It is possible that when a Fund buys or sells the securities, the price on the real market will be different from the value used for the fair-value pricing.

The values of securities held by the Funds and other assets used in computing NAV are generally determined as of the time trading in such securities is completed each day, which, in the case of foreign securities, generally occurs at various times before the close of the NYSE. Trading in securities listed on foreign securities exchanges are valued at the last sale or, if no sales are reported, at the bid price as of the close of the exchange, subject to possible adjustment as described in the Prospectus. Foreign currency exchange rates are also generally determined before the close of the NYSE. On occasion, the values of such securities and exchange rates may be affected by events occurring between the time as of which determinations of such values or exchange rates are made and the close of the NYSE. When such events materially affect the value of securities held by the Funds or their liabilities, such securities and liabilities will be valued at fair value in accordance with procedures adopted in good faith by the Board. In this regard, the Trust has retained a third-party fair-value pricing service to quantitatively analyze the price movement of the Funds’ holdings on foreign exchanges and to automatically determine fair value if the variation from the prior day’s closing price exceeds specified

58	The Motley Fool Funds Trust

parameters. As of April 30, 2016, such price movements for certain securities had exceeded specified parameters and the third-party fair-value service quantitatively fair valued the affected securities. The Board will review and monitor the methods used by the service to assure itself that securities are valued at their fair values. The values of any assets and liabilities initially expressed in foreign currencies will be converted to U.S. dollars based on exchange rates supplied by a quotation service.

Fair Value Measurements

The Financial Accounting Standards Board (“FASB”) “Fair Value Measurements and Disclosures” defines fair value as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment. Valuation techniques should maximize the use of observable market data and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Fair value measurements utilize a hierarchy based on the observability of inputs used to establish fair value.

Investment assets reported at fair value are classified based on the lowest level input that is significant to fair value:

Level 1 — quoted prices in active markets for identical securities

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed domestic and foreign equity securities.

Level 2 — observable inputs other than Level 1 (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include investment grade corporate bonds and less liquid listed domestic and foreign equity securities.

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The Motley Fool Funds Trust	59

Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all.

The Independence Fund had significant transfers between Level 2 and Level 1 of $7,378,130 during the six months ended April 30, 2016 due to fair value pricing.

The Great America Fund and the Epic Voyage Fund did not have any transfers between Level 1 and Level 2 during the six months ended April 30, 2016.

The following is a summary of the inputs used in valuing the assets and liabilities carried at fair value as of April 30, 2016:

Independence Fund

Valuation Inputs	Value

Level 1 — Quoted Prices
U.S. Common Stocks	$185,227,227
Foreign Common Stocks
Banks	34,493,353
Chemicals	6,212,028
Commercial Services & Supplies	2,174,956
Construction & Engineering	3,179,750
Food Products	3,181,071
Health Care Equipment & Supplies	4,691,379
Health Care Providers & Services	6,662,132
Internet Software & Services	7,091,950
Life Sciences Tools & Services	6,742,015
Media	6,624,847
Metals & Mining	1,508,524
Pharmaceuticals	44,468
Semiconductors & Semiconductor Equipment	6,841,100
Temporary Cash Investment	3,690,825
Total Level 1	278,365,625
Level 2 — Other Significant Observable Inputs
Foreign Common Stocks
Airlines	2,695,814
Banks	6,681,937
Food Products	10,064,171
Internet	5,070,701
Internet & Catalog Retail	11,038,162
Leisure Products	2,582,486

60	The Motley Fool Funds Trust

Independence Fund

Valuation Inputs	Value

Machinery	6,292,959
Multiline Retail	3,908,177
Real Estate Management & Development	5,603,846
Software	$ 11,193,782
Textiles, Apparel & Luxury Goods	4,435,359
Transportation Infrastructure	5,335,726
Participatory Notes	11,403,628
Total Level 2	86,306,748
Level 3 — Significant Unobservable Inputs	—
Total Value of Investments	$364,672,373
Great America Fund

Valuation Inputs	Value

Level 1 — Quoted Prices
U.S. Common Stocks	$210,920,302
Temporary Cash Investment	8,016,619
Level 2 — Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	—
Total Value of Investments	$218,936,921
Epic Voyage Fund

Valuation Inputs	Value

Level 1 — Quoted Prices
U.S. Common Stocks	$ 401,700
Foreign Common Stocks
Banks	3,433,289
Capital Markets	652,138
Chemicals	483,420
Commercial Services & Supplies	258,658
Food Products	284,400
Health Care Equipment & Supplies	577,162

The Motley Fool Funds Trust	61

Epic Voyage Fund

Valuation Inputs	Value

Health Care Providers & Services	1,494,676
Internet Software & Services	854,920
Life Sciences Tools & Services	821,289
Media	$ 2,002,790
Metals & Mining	320,650
Pharmaceuticals	623,762
Real Estate Investment Trusts	465,201
Semiconductors & Semiconductor Equipment	1,262,065
Temporary Cash Investment	1,429,037
Total Level 1	15,365,157
Level 2 — Other Significant Observable Inputs
Foreign Common Stocks
Airlines	336,977
Chemicals	917,763
Electronics	645,440
Food Products	1,944,665
Internet	1,035,137
Internet & Catalog Retail	1,543,629
Leisure Products	896,696
Machinery	797,699
Multiline Retail	902,938
Personal Products	995,658
Real Estate Management & Development	576,353
Software	1,502,887
Specialty Retail	391,237
Textiles, Apparel & Luxury Goods	477,654
Transportation Infrastructure	1,116,858
Participatory Notes	1,549,702
Total Level 2	15,631,293
Level 3 — Significant Unobservable Inputs	—
Total Value of Investments	$30,996,450

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

62	The Motley Fool Funds Trust

Dividends and Distributions

  When a Fund pays a dividend or other distribution, its net asset value (NAV) per share will decline by the per-share amount of the distribution. Investors are no poorer for this “distribution drop,” however. As this section explains, investors may elect to reinvest their dividend and distribution payments. Doing so would allow them to acquire additional shares at the post-distribution NAV per share. They may also choose to receive a check in the amount of their portion of the dividend or distribution.

Each Fund pays dividends from its net investment income and distributes any net capital gains that it realizes. Dividends and capital gains distributions are generally paid once a year. All dividends and other distributions will be reinvested in Fund shares unless a shareholder chooses either to (1) receive dividends in cash, while reinvesting capital gains distributions in additional Fund shares; or (2) receive all distributions in cash. Additionally, each Fund reports details of distribution-related transactions on quarterly account statements. You may not receive a separate confirmation statement for these transactions.

Securities Transactions, Investment Income and Expenses

Securities transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sales of investment securities are on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Discount and premium are amortized using the effective interest method. Expenses directly attributable to a Fund are directly charged to that Fund. Common expenses of the Trust are allocated using methods approved by the Board.

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars as follows: (1) the values of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and

(2) purchases, sales and income are translated at the rates of exchange prevailing on the respective dates of such transactions. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement from foreign currency transactions are reported in the Statements of Operations for the current period. The Funds do not isolate the portion of gains and losses on investments.

3. Investment Policies and Practices:

The sections below describe some of the different types of investments that may be made by the Funds and the investment practices in which the Funds may engage.

The Motley Fool Funds Trust	63

  When we say that the Funds may invest in other types of securities and in other asset classes, the “may” is well worth emphasizing, as the Fund’s primary focus is the common stock companies that the Adviser believes are both promising and undervalued.

Foreign Securities

The Independence Fund and Epic Voyage Fund invest, and the Great America Fund may invest, in equity and fixed-income securities of foreign companies, including companies located in both developed and emerging-market countries. Investment in foreign securities may include the purchase of American Depositary Receipts (“ADRs”) and other depositary receipts (European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”)) that represent indirect interests in securities of foreign issuers. A significant portion of a Fund’s exposure to foreign investments may be composed of such investments. Investments in foreign securities are affected by risk factors generally not associated with investments in the securities of U.S. companies in the U.S. With respect to such securities, there may be more limited information publicly available concerning the issuer than would be the case with respect to domestic securities, foreign issuers may use different accounting standards, and foreign trading markets may not be as liquid as are U.S. markets. Foreign securities also involve such risks as currency risks, possible imposition of withholding or confiscatory taxes, possible currency transfer restrictions, expropriation or other adverse political or economic developments, and the difficulty of enforcing obligations in other countries. These risks may be greater in emerging-market countries and in less-developed countries.

  If a Fund holds a foreign stock, and the stock is traded on a foreign exchange, with its price denominated in that foreign currency, the value of the stock will change, for the Fund, whenever the relative value of the U.S. dollar and that foreign currency change. To take an imaginary example, if the Fund holds shares in Ruritania Telecom, traded on the Ruritanian Stock Exchange, those shares will be worth more to the Fund if the value of the Ruritanian ploof increases against the U.S. dollar, and vice versa, all other things being equal.

The purchase of securities denominated in foreign currencies will subject the value of the Funds’ investments in those securities to fluctuations caused by changes in foreign exchange rates. To hedge against the effects of changes in foreign exchange rates, the Funds may enter into forward foreign currency exchange contracts (“forward contracts”). These contracts represent agreements to exchange an amount of currency at an agreed-upon future date and rate. The Funds will generally use forward contracts only to “lock in” the price in U.S. dollars of a foreign security that a Fund plans to purchase or to sell. In certain limited cases, it may use such contracts to hedge against an anticipated substantial decline in the price of a foreign currency against the U.S. dollar that would adversely affect the U.S. dollar value of foreign securities held by the

64	The Motley Fool Funds Trust

Fund. Forward contracts will not be used in all cases and, in any event, cannot completely protect the Funds against all changes in the values of foreign securities resulting from fluctuations in foreign exchange rates. The Funds will not enter into a forward contract if, as a result, forward contracts would represent more than 20% of a Fund’s total assets. For hedging purposes, the Funds may also use options on foreign currencies, which expose the Funds to certain risks.

Some foreign securities are traded in the U.S. in the form of ADRs. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. EDRs and GDRs are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally, depositary receipts in registered form are designed for use in the U.S. and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts generally involve the same risks as other investments in foreign securities. However, holders of ADRs and other depositary receipts may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.

Types of Fixed-Income Securities

A Fund may invest in bonds and other types of debt obligations of U.S. and foreign issuers. Fixed income securities purchased by a Fund may include, among others, bonds, notes, and debentures issued by corporations; debt securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities (“U.S. Government Securities”); municipal securities; mortgage-backed and asset-backed securities; and debt securities issued or guaranteed by foreign governments, their agencies, instrumentalities, or political subdivisions, or by government-owned, -controlled, or -sponsored entities, including central banks. These investments also include money market instruments and other types of obligations. Investors should recognize that, although securities ratings issued by Standard & Poor’s® Ratings Services (“S&P”), a division of The McGraw-Hill Companies, Inc., and Moody’s Investors Services©, Inc. (“Moody’s”), provide a generally useful guide as to credit risks, they do not offer any criteria to evaluate interest rate risk. Changes in interest rate levels generally cause fluctuations in the prices of fixed-income securities and will, therefore, cause fluctuations in the NAV per share of a Fund. Subsequent to the purchase of a fixed-income security by a Fund, the ratings or credit quality of such security may deteriorate. Any such subsequent adverse changes in the rating or quality of a security held by a Fund would not require a Fund to sell the security.

Participatory Notes

A participatory note, as used by a Fund, is an instrument used by investors to obtain exposure to an equity investment, including common stocks and warrants, in a local market where direct ownership is not permitted (or is impractical.) In countries where

The Motley Fool Funds Trust	65

direct ownership by a foreign investor, such as a Fund, is not allowed by local law, such as Saudi Arabia, an investor may gain exposure to the market through a participatory note, which derives its value from a group of underlying equity securities. A participatory note is intended (disregarding the effect of any fees and expenses) to reflect the performance of the underlying equity securities on a one-to-one basis so that investors will not normally gain more in absolute terms than they would have made had they invested in the underlying securities directly, and will not normally lose more than they would have lost had they invested in the underlying securities directly.

In addition to providing access to otherwise closed markets, participatory notes can also provide a less expensive option to direct investment (where ownership by foreign investors is permitted) by reducing registration and transaction costs in acquiring and selling local registered shares. The Funds’ investment manager also believes that participatory notes can offer greater liquidity in markets that restrict the ability of the Funds to dispose of an investment by either restricting transactions by size or requiring registration and/or regulatory approvals.

The purchase of participatory notes involves risks that are in addition to the risks normally associated with a direct investment in the underlying securities. The Fund is subject to the risk that the issuer of the participatory note (i.e., the issuing bank or broker-dealer), which is the only responsible party under the note, is unable or refuses to perform under the terms of the participatory note, also known as counterparty risk.

While the holder of a participatory note is entitled to receive from the bank or broker-dealer any dividends or other distributions paid on the underlying securities, the holder is not entitled to the same rights as an owner of the underlying securities, such as voting rights.

Participatory notes may not be traded on exchanges, are privately issued, and may be illiquid. To the extent a participatory note is determined to be illiquid, it would be subject to the Fund’s limitation on investments in illiquid securities. There can be no assurance that the trading price or value of participatory notes will equal the value of the underlying value of the equity securities they seek to replicate.

Real Estate Investment Trusts

Real estate investment trusts (“REITs”) are pooled investment vehicles that manage a portfolio of real estate or real estate-related loans to earn profits for their shareholders. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of the borrower on any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property type, and are subject to heavy cash-flow dependency, default by borrowers, and self-liquidation. REITs must also meet certain requirements

66	The Motley Fool Funds Trust

under the Internal Revenue Code of 1986, as amended (the “Code”), to avoid entity level tax and be eligible to pass through certain tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and of failing to maintain their exemptions from registration under the 1940 Act. REITs are also subject to the risks of changes in the Code, affecting their tax status.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable-rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.

The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which a REIT may not have control over its investments. REITs may use significant amounts of leverage.

REITs often do not provide complete tax information until after the end of the calendar year. Consequently, because of the delay, it may be necessary for a Fund, if invested in REITs, to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31. Alternatively, amended Forms 1099-DIV may be sent. During the six months ended April 30, 2016, the Independence, Great America, and Epic Voyage Funds invested in REITs.

Temporary Investments

During periods of adverse market or economic conditions, a Fund may temporarily invest all or a substantial portion of its assets in high-quality, fixed-income securities, money market instruments, and shares of money market mutual funds, or it may hold cash. At such times, a Fund would not be pursuing its stated investment objective with its usual investment strategies. A Fund may also hold these investments for liquidity purposes. Fixed-income securities will be deemed to be of high quality if they are rated “A” or better by S&P or Moody’s or, if unrated, are determined to be of comparable quality by the Adviser. Money market instruments are high-quality, short-term fixed income obligations (which generally have remaining maturities of one year or less), and may include U.S. Government Securities, commercial paper, certificates of deposit and banker’s acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements for US. Government Securities. In lieu of purchasing money market instruments, a Fund may purchase shares of money market mutual funds that invest primarily in U.S. Government Securities and repurchase agreements involving those securities, subject to

The Motley Fool Funds Trust	67

certain limitations imposed by the 1940 Act. A Fund, as an investor in a money market fund, will indirectly bear the fees and expenses of the money market fund. These indirect fees and expenses will be in addition to the fees and expenses of the Funds. Repurchase Agreements involve certain risks not associated with direct investments in debt securities.

Securities Lending

Each Fund may lend its portfolio securities pursuant to a securities lending agreement with the Bank of New York Mellon. The Funds may lend its securities to brokers, dealers, and financial institutions in an amount not exceeding 33 1/3% of the value of the Funds total assets. These loans will be secured by collateral (consisting of cash, U.S. Government Securities, or irrevocable letters of credit) maintained in an amount equal to at least 100% of the market value, determined daily, of the loaned securities. The Funds may, subject to certain notice requirements, at any time call the loan and obtain the return of the securities loaned. The Funds will be entitled to payments equal to the interest and dividends on the loaned securities and may receive a premium for lending the securities. The Funds did not lend any portfolio securities during the six months ended April 30, 2016.

4. Fees and Transactions with Related Parties:

Fund Expenses

Each Fund pays all of its expenses other than those expressly assumed by Motley Fool Asset Management (the “Adviser”). Expenses of each Fund are deducted from the Funds’ total income before dividends are paid.

Investment Adviser

Subject to the supervision of the Board, the Adviser manages the overall investment operations of the Funds in accordance with the Funds’ investment objective and policies and formulates a continuing investment strategy for the Funds pursuant to the terms of the Investment Advisory Agreement between the Adviser and the Trust on behalf of the Funds. The Adviser is a wholly owned subsidiary of The Motley Fool Holdings Inc. (“TMF Holdings”), a multimedia financial-services holding company that also owns The Motley Fool, LLC, which publishes investment information and analysis across a wide range of media, including investment newsletter services, websites, and books. TMF Holdings is controlled by David Gardner and Tom Gardner, along with other private shareholders.

Each Fund pays the Adviser a fee that is computed daily and paid monthly at an annual rate of 0.85% of each Fund’s average daily net assets.

The Adviser has contractually agreed to pay, waive or absorb a portion of the operating expenses of the Investor and Institutional Shares of each Fund through the end of February 2017, to the extent necessary to limit the annual operating expenses of the

68	The Motley Fool Funds Trust

Investor and Institutional Shares of each Fund (excluding brokerage commissions, taxes, interest expense, acquired fund fees and expenses, and any other extraordinary expenses) to an amount not exceeding the rates listed below annually of each Fund’s average daily net assets.

Expense Limits

Independence Fund - Investor Shares	1.15%
Independence Fund - Institutional Shares	0.95%
Great America Fund - Investor Shares	1.15%
Great America Fund - Institutional Shares	0.95%
Epic Voyage Fund - Investor Shares	1.15%
Epic Voyage Fund - Institutional Shares	0.95%

The Adviser may recover from the Investor and Institutional Shares of each Fund fees and expenses previously paid, waived, or absorbed for a period of three years after such fees or expenses were incurred, provided that the repayments do not cause the Funds’ operating expenses (excluding brokerage commissions, taxes, interest expense, acquired fund fees and expenses, and any extraordinary expenses) to exceed the expense limits of the Investor and Institutional Class, respectively, of each Fund that were in effect at the time the fees and expenses were paid, waived, or absorbed by the Adviser, as well as the expense limits that are currently in effect, if different. Previously waived fees subject to future recovery by the Adviser are as follows:

Independence Fund

	Recovery Available

Year End	Investor Shares	Institutional Shares

2016	$ —	$ —
2017	$ —	$ 31,638
2018	$ —	$ 80,208
2019	$5,419	$ 38,445
Total	$5,419	$150,291

The Motley Fool Funds Trust	69

Great America Fund

Recovery Available

Year End	Investor Shares	Institutional Shares

2016	$ 77,947	$ —
2017	$ 50,490	$ 29,553
2018	$ 55,441	$ 85,273
2019	$ 29,779	$ 39,018
Total	$213,657	$153,844

Epic Voyage Fund

	Recovery Available

Year End	Investor Shares	Institutional Shares

2016	$179,828	$ —
2017	$294,155	$ 32,000
2018	$269,503	$ 86,768
2019	$134,772	$ 40,014
Total	$878,258	$158,782

Trustees Fees

Each Trustee who is not an “interested person,” as defined by the 1940 Act, of the Trust is paid an annual retainer of $40,000. Officers of the Trust, all of whom are members, officers, or employees of the Adviser, or their affiliates, receive no compensation from the Trust.

70	The Motley Fool Funds Trust

Other Service Providers

Administration and Accounting Services

The Trust has entered into an Administration and Accounting Services Agreement with BNY Mellon. Pursuant to the Administration and Accounting Services Agreement, BNY Mellon provides various administrative and accounting services necessary for the operations of the Trust and the Funds. Services provided by BNY Mellon include facilitating general Fund management; monitoring the Funds’ compliance with federal and state regulations; supervising the maintenance of the Funds’ general ledger, the preparation of the Funds’ financial statements, the determination of the Funds’ daily NAVs, and the payment of dividends and other distributions to shareholders; and preparing specified financial, tax, and other reports. The Funds pay the Administrator an annual fee calculated based upon the Funds’ average net assets. The fee is paid monthly. The Funds also reimburse the Administrator for certain out-of-pocket expenses.

Transfer Agent

BNY Mellon serves as the Funds’ transfer agent and dividend disbursing agent. BNY Mellon receives a fee based mainly upon the number of accounts serviced. Certain minimum fees and transaction charges may apply.

For the six months ended April 30, 2016, BNY Mellon received $605,553 aggregate fees and expenses for services rendered under the various agreements described above.

Custodian

BNY Mellon serves as custodian of the Trust’s assets and is responsible for maintaining custody of the Funds’ cash and investments and retaining subcustodians, including in connection with the custody of foreign securities.

Custodian fees for the Funds are calculated based on the average daily gross assets of the Funds. BNY Mellon also receives other transaction based charges and is reimbursed for out-of-pocket expenses.

For the six months ended April 30, 2016, BNY Mellon received $71,308 in aggregate fees and expenses for services rendered under the custody agreements described above.

Distribution

Foreside Funds Distributors LLC serves as the principal underwriter of the Funds pursuant to an Underwriting Agreement for the limited purpose of acting as statutory underwriter to facilitate the distribution of shares of the Funds. The Funds do not pay any fees to the Distributor in its capacity as Underwriter. The fees are paid by the Adviser.

The Motley Fool Funds Trust	71

Shareholder Account-Related Services

The Trust’s board has authorized it to pay fees to financial intermediaries, including securities dealers, that provide shareholder account-related services to their customers who own shares of the Trust’s Funds, or to reimburse the Adviser for such expenses it paid on the Trust’s behalf. These financial intermediaries generally have omnibus accounts with the Trust’s Transfer Agent and provide shareholder services or sub-transfer agent services to the shareholders who are their customers. The fees paid by the Funds for these services will not exceed the fees they would have incurred if customers of the financial intermediaries maintained their accounts directly with the Trust. For the six months ended April 30, 2016, Motley Fool Independence Fund paid $80,455 Motley Fool Great America Fund paid $59,235 and Motley Fool Epic Voyage Fund paid $10,854 for such third-party shareholder account-related services.

Redemption Fee

The Funds charge a redemption fee of 2.00% on proceeds from Shares redeemed or exchanged within 90 days following their acquisition. The redemption fee is calculated as a percentage of the net asset value of the total redemption proceeds and is retained by the Funds and accounted for as additional paid-in capital. Certain exceptions to the imposition of the redemption fee exist. Please see the Funds’ prospectus for more information.

Small-Balance Account Fee

The Funds charge a small-balance account fee of $24 annually if the value of an account is less than $10,000. The fee is assessed by redeeming shares from that account. Certain exceptions to the imposition of the small-balance account fee exist. Please see the Funds’ prospectus for more information.

5. Control Persons and Principal Holders:

Any person beneficially owning, directly or indirectly, more than 25% of the outstanding shares of a Fund is presumed to control the Fund. Through the exercise of voting rights with respect to shares of the Fund, such a person may be able to determine the outcome of shareholders voting on matters as to which the approval of shareholders of the Fund is required. Principal holders are persons who own of record or are known by the Fund to own beneficially 5% or more of the outstanding shares of the Fund. As of April 30, 2016, the Trust was not aware of any shareholders who beneficially owned 5% or more of each Fund’s outstanding shares.

72	The Motley Fool Funds Trust

6. Investment Transactions:

For the six months ended April 30, 2016, the cost of purchases and proceeds from sales and maturities of investment securities for the Funds were as follows:

Cost of Purchases and Proceeds from Sales and Maturities of Long-Term Securities (other than Temporary Cash Investments)

Fund	Purchases	Sales and Maturity Proceeds

Independence Fund	$102,803,480	$126,789,718
Great America Fund	70,872,392	95,243,949
Epic Voyage Fund	9,339,634	11,833,700

7. Shares of Beneficial Interest:

The Trust is authorized to issue an unlimited number of shares of beneficial interest, $.001 par value. The Trust consists of three series, the Independence Fund, the Great America Fund, and the Epic Voyage Fund. All shares of each series represent two classes: Investor Shares and Institutional Shares. The Board has the authority to establish additional series of shares (representing interests in separate investment portfolios of the Trust in addition to these three series) and, subject to applicable rules, may establish two or more classes of shares of any series, with the differences in classes representing differences as to certain expenses and share distribution arrangements. Shares are fully paid and non-assessable and have no pre-emptive or conversion rights.

8. Federal Income Taxes:

Each Fund intends to qualify as a regulated investment company (“RIC”) under Subchapter M of the Code. If so qualified, a Fund will not be subject to federal income tax on that part of its net investment income and net capital gains that it distributes to its shareholders. Certain federal income and excise taxes would be imposed on a Fund if it fails to make certain required distributions of its income to shareholders. The Funds intend, however, to make distributions in a manner that will avoid the imposition of any such taxes. For this reason, no provision for excise or income taxes is required. Each Fund is treated as a separate entity for federal income tax purposes.

The Funds may be subject to taxes imposed by countries in which they invest in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Funds accrue such taxes when the related income is earned. Dividend and interest income is recorded net of non-U.S. taxes paid.

Net investment income (loss) and net realized gains (losses) may differ for financial statements and tax purposes primarily due to differing treatments for foreign currency

The Motley Fool Funds Trust	73

transactions and investments in partnerships and Passive Foreign Investment Companies (“PFICs”).

Distributions during the years ended October 31, 2015 and October 31, 2014, were characterized as follows for tax purposes:

Independence Fund

Tax Year End	Ordinary Income	Long-Term Capital Gain

2015	$1,957,567	$6,957,635
2014	$ 835,870	$3,348,906

Great America Fund

Tax Year End	Ordinary Income	Long-Term Capital Gain

2015	$522,273	$ —
2014	$420,625	$2,142,026

Epic Voyage Fund

Tax Year End	Ordinary Income	Long-Term Capital Gain

2015	$701,942	$ —
2014	$277,395	$74,370

At October 31, 2015, the components of distributable earnings for the Funds, on a tax basis were as follows:

Independence Fund

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryover	Net Unrealized Appreciation (Depreciation) on Investments

$--	$169,352	$—	$113,903,426

74	The Motley Fool Funds Trust

Great America Fund

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryover	Net Unrealized Appreciation (Depreciation) on Investments

$289,577	$—	$(569,006)	$56,411,878

Epic Voyage Fund

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryover	Net Unrealized Appreciation (Depreciation) on Investments

$319,399	$—	$(1,050,976)	$268,584

During the year ended October 31, 2015 the Great America Fund utilized capital loss carryovers to offset realized capital gains for Federal income tax purposes in the amount of $953,952.

For federal income tax purposes, the Funds measure capital loss carryovers annually at October 31, their fiscal year end. Capital loss carryovers may be carried forward and applied against future capital gains. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by these funds after October 31, 2012 will not be subject to expiration and will retain their character as either short-term or long-term capital losses. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment. As of October 31, 2015, Great America Fund and Epic Voyage Fund had unexpiring short-term losses of $569,006 and $1,050,976, respectively.

At April 30, 2016, the aggregate cost of investment securities for federal income tax purposes (excluding foreign currency, securities sold short, and derivative related items) and the net unrealized appreciation from investments for those securities having an excess of value over cost and net unrealized depreciation from investments for those securities having an excess of cost over value (based on cost for federal income tax purposes) were as follows:

The Motley Fool Funds Trust	75

Independence Fund

Federal Tax Cost	Net Unrealized Appreciation (Depreciation)	Appreciated Securities	Depreciated Securities

$268,884,955	$95,787,418	$114,098,955	$(18,311,537)

Great America Fund

Federal Tax Cost	Net Unrealized Appreciation (Depreciation)	Appreciated Securities	Depreciated Securities

$172,004,632	$46,932,289	$51,665,169	$(4,732,880)

Epic Voyage Fund

Federal Tax Cost	Net Unrealized Appreciation (Depreciation)	Appreciated Securities	Depreciated Securities

$28,728,512	$2,267,938	$6,710,622	$(4,442,684)

The differences between book basis and tax basis unrealized appreciation is attributable primarily to the deferral of losses on wash sales and cumulative basis adjustments for partnerships and PFICs.

At October 31, 2015, capital contributions, accumulated undistributed net investment income, and accumulated net realized gain (loss) from investments have been adjusted for current period permanent book/tax differences which arose principally from differing book/tax treatments due to redesignation of dividends paid, foreign currency transactions, and investments in partnerships and PFICs. The following amounts were reclassified within the capital accounts of the Funds:

Independence Fund

Paid in Capital	Accumulated Undistributed Income	Accumulated Net Realized Gain (Loss) on Investments

$--	$(652,980)	$652,980

76	The Motley Fool Funds Trust

Great America Fund

Paid in Capital	Accumulated Undistributed Income	Accumulated Net Realized Gain (Loss) on Investments

$--	$(60,279)	$60,279

Epic Voyage Fund

Paid in Capital	Accumulated Undistributed Income	Accumulated Net Realized Gain (Loss) on Investments

$--	$136,170	$(136,170)

Management has analyzed the Funds’ tax positions and has concluded that no provision for income tax is required in the financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management’s conclusions may be subject to review and adjustment at a later date based on certain factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including court decisions).

9. Subsequent Events:

Subsequent events have been evaluated through the date that the financial statements were issued. All subsequent events determined to be relevant and material to the financial statements have been appropriately recorded or disclosed.

The Motley Fool Funds Trust	77

Notice to Shareholders (Unaudited)

Information on Proxy Voting

The Trust’s proxy voting guidelines used to determine how to vote proxies relating to portfolio securities and information regarding how the Trust voted proxies relating to portfolio securities of the Funds during the most recent 12-month period ended June 30 are available (i) without charge, upon request, by calling (888) 863-8803; (ii) on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov; and (iii) on the Funds website at http://www.FoolFunds.com.

Quarterly Schedule of Investments

The Trust provides a complete list of the Funds holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the Portfolio of Investments appears in the semi-annual and annual reports to shareholders. For the first and third quarters, the Trust files the Portfolio of Investments with the SEC on Form N-Q. Shareholders can obtain the Form N-Q (i) without charge, upon request, by calling (888) 863-8803; (ii) on the SEC’s website at http://www.sec.gov; and (iii) on the Funds website at http://www.FoolFunds.com. The Form N-Q may be reviewed or copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

78	The Motley Fool Funds Trust

The Motley Fool Funds Trust Privacy Policy

What Does Motley Fool Funds Trust Do With Your Personal Information?

Why?: Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?: The type of personal information we collect and share, depends on the product or service you have with us. This information can include:

•        Social Security number and transaction history

•        Account balances and checking account information

•        Account transactions and wire transfer instructions

When you are no longer a customer, we continue to share your information as described in this notice.

How?: All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons The Motley Fool Funds Trust chooses to share; and whether you can limit this sharing.

Reasons we share your personal information	Does the Motley Fool Funds Trust share?	Can you limit this sharing?

For our everyday business purposes —
such as to process your transaction, maintain your account(s), provide you with necessary information, respond to court orders and legal investigation, or report to credit bureaus

	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	Yes
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	Yes	Yes
For nonaffiliates to market to you	No	We don’t share

To limit our sharing:

•        Visit us online: http://www.FoolFunds.com/marketing/EmailRestriction.aspx

The Motley Fool Funds Trust	79

Please note:

If you are a new customer, we can begin sharing your information 30 days from the days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice.

However, you can contact us at any time to limit our sharing.

Questions: Call 1-888-863-8803 or go to www.FoolFunds.com

What we do:

How does The Motley Fool Funds Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include physical, electronic, and procedural safeguards, including encryption, authentication, and secured buildings and files.

How does The Motley Fool Funds Trust collect my personal information?

We collect your personal information, for example, when you

•        open an account or provide account information

•        make deposits or withdrawals from your account

•        make a wire transfer or tell us where to send the money

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•        sharing for affiliates’ everyday business purposes — information about your creditworthiness

•        deposits or withdrawals from your account

•        sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

What happens when I limit sharing for an account I hold jointly with someone else?

Your choices will apply to everyone on your account.

Definitions:

Affiliates - Companies related by common ownership or control. They can be financial and nonfinancial companies.

Our affiliates include companies with a Motley Fool name; financial companies such as Motley Fool Asset Management, LLC; and nonfinancial companies such as The Motley Fool, LLC and The Motley Fool Holdings, Inc.

Nonaffiliates - Companies not related by common ownership or control. They can be financial and nonfinancial companies.

The Motley Fool Funds Trust does not share with nonaffiliates so they can market to you.

Joint marketing - A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

The Motley Fool Funds Trust doesn’t jointly market.

80	The Motley Fool Funds Trust

Trustees and Officers

NAME AND AGE (1)	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED (2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE

			INDEPENDENT TRUSTEES
Kathleen A. O’Neil 64	Trustee	Indefinite/Since March 2009	President/CEO, Liberty Street Advisors (consultancy); Director, BMC Software, Guidance Software, MetLife Bank, N.A., John Carroll University (1999 to 2008).	3	None
Carl G. Verboncoeur 63	Trustee	Indefinite/Since July 2012	Self-employed consultant since 2009; Chief Executive Officer, Rydex Investments (2003-2009).	3	SPDR Series Trust (89)(Trustee); SPDR Index Shares Funds (53)(Trustee); SSgA Active ETF Trust (22)(Trustee); SSgA Master Trust (10)(Trustee)
			INTERESTED TRUSTEE
Randy Coon(3) 49	Trustee	Indefinite/Since June 2015	Chief Commercial Officer of the Motley Fool, LLC, since 2004.	3	None
			OFFICERS
Denise Coursey 43	President	One Year/Since June 2015	Chief System Officer and Director of IT Project Management, The Motley Fool, Inc.	N/A	N/A
Greg Haygood 37	Treasurer	One Year/Since March 2015	Accounting Manager & Assistant Controller, Motley Fool Asset Management.	N/A	N/A
Lawrence T. Greenberg 53	Vice President and Secretary	One Year/Since March 2009	SVP and Chief Legal Officer, The Motley Fool Holdings, Inc. (and its predecessor, The Motley Fool, Inc.) (financial publishing). Adjunct professor, Washington College of Law, American University, 2006-present; George Mason University School of Law, 2014-present. Director, The Motley Fool Australia Pty Ltd. (financial publishing) (2010-present). Director, The Motley Fool Canada, ULC (2012-present). Director, The Motley Fool Singapore PTE LTD (2012-present). Director, The Motley Fool Global, Ltd. (2013). Manager, Motley Fool Wealth Management, LLC (January 2013-present).	N/A	N/A
Salvatore Faia 53	Chief Compliance Officer	One Year/Since March 2009	President, Vigilant Compliance LLC since 2004; and Director of EIP Growth and Income Fund since 2005.	N/A	N/A

(1) Each Trustee can be contacted by writing to The Motley Fool Funds Trust, 2000 Duke Street, Suite 175, Alexandria, VA 22314.

(2) Each Trustee holds office until the next meeting of shareholders at which Trustees are elected (or otherwise appointed) and serve until his or her successor has been elected or qualified.

(3) Mr. Coon is an“interested person” (as defined by the 1940 Act) of the Trust. Mr Coon is employed by the parent company of the Advisor.

For more information regarding the trustees and officers, please refer to the Statement of Additional Information, which is available, without charge, upon request by calling (888) 863-8803 or visiting www.FoolFunds.com.

The Motley Fool Funds Trust	81

Board Approval of Advisory Agreement (Unaudited)

At a meeting held in person on March 9, 2016, the Board, including the Trustees who are not “interested persons,” as defined by the Investment Company Act of 1940, as amended, of the Trust or the Adviser (the “Independent Trustees”), approved the continuation of the Advisory Agreement between the Trust and the Adviser pursuant to which the Adviser provides investment advisory services to the Independence Fund, Great America Fund, and Epic Voyage Fund.

In determining whether to approve the Advisory Agreement, the Board exercised its business judgment and considered various pieces of information regarding the Adviser and the Independence Fund, Great America Fund, and Epic Voyage Fund, as well as various factors including those described below that the Board deemed to be relevant. In its deliberations, the Board did not rank the importance of any particular piece of information or factor considered, and it is assumed that each Trustee attributed different weights to the various factors. The following summarizes the materials and principal factors that the Board considered, and the conclusions the Board reached, in approving the Advisory Agreement for the Independence Fund, Great America Fund, and Epic Voyage Fund.

Nature, Extent, and Quality of Services. In its deliberations, the Board considered many factors, including the nature, extent and quality of services provided by the Adviser; particularly, the qualifications and capabilities of the personnel responsible for providing services to the Independence Fund, Great America Fund, and Epic Voyage Fund. The Board was provided with information regarding the Adviser and its personnel, including information regarding the Adviser’s financial condition and the compensation structure for its key investment personnel. The Board reviewed the financial condition of the Adviser to determine that adequate resources were available to continue to provide the level of service expected to be provided to the Independence Fund, Great America, Fund and Epic Voyage Fund. The Board also reviewed the Adviser’s employee compensation structure to determine whether salaries adequately incentivize key investment personnel and encourage retention. With respect to the key investment personnel, the Board also considered the allocation of their time between managing the Funds and other types of clients.

On the basis of its evaluation, the Board determined that the Adviser and its personnel were well-qualified to provide all required, high-quality services to the Independence Fund, Great America Fund, and Epic Voyage Fund. In addition, the Board determined that the Adviser had the appropriate resources to provide such services, and that such resources were suitably allocated between the Funds and the Adviser’s (or its affiliates’) other business segments.

Performance. The Board recognized that a fund’s investment performance is an important factor for a mutual fund board to consider in connection with the approval of an investment advisory agreement. The Board reviewed the performance of the Independence Fund, the Great America Fund, and Epic Voyage Fund over various

82	The Motley Fool Funds Trust

periods of time as compared to relevant indices and peer group funds. As part of its review, the Board considered a report by an independent third party (the “Report”), which provided an analysis of each Fund’s’ total return performance in comparison to comparable funds.

The Board recognized that the Independence Fund and the Great America Fund underperformed their respective benchmarks over various periods of time, but took into consideration that the Adviser does not manage the Funds to their respective benchmarks. The Board also considered that, relative to their respective peer groups, the Independence Fund and the Great America Fund’s performance compared favorably over various periods of time. The Board also considered that the performance of the Epic Voyage Fund trailed its index and peer group over various periods of time, but took into account the more recent, positive short-term results generated by the Fund. The Board determined that the Independence Fund, and Great America Fund, and Epic Voyage Fund were each delivering reasonable performance results, consistent with the investment strategies of each of these Funds, and that the performance of the Epic Voyage Fund would continue to be closely monitored.

Cost of Services Provided and Profits Realized. The Board also considered the costs of services to be provided by the Adviser and the profits to be realized by the Adviser and its affiliates under the Advisory Agreement, as well as comparative fees and expenses of other mutual funds. The Report presented to and considered by the Board also provided an objective analysis of the Funds’ relative position regarding their level of fees and expenses in comparison to comparable funds. The Board evaluated the advisory fee arrangements of each Fund in light of this information and, in this regard, considered various factors that judicial decisions have specified as pertinent generally.

The Board acknowledged that the fees paid by each of the Independence Fund, Great America Fund and Epic Voyage Fund are within the range of fees paid by a peer group of funds, and that the overall expense ratio for each of the Independence Fund, Great America Fund and Epic Voyage Fund, after giving effect to the Adviser’s expense limitation as currently in effect, is within the range of expense ratios of the peer group funds. It was also noted that the Adviser continues to provide a cap on each Fund’s total expenses and has committed to maintain those caps. Based on the foregoing considerations, the Board determined that it was satisfied that the current advisory fees for the Independence Fund, Great America Fund and Epic Voyage Fund are consistent with applicable standards and are reasonable and fair.

Economies of Scale. The Board recognized the importance of considering economies of scale when evaluating a proposed advisory fee, including the extent to which any such economies of scale would be shared with the Independence Fund, Great America Fund, and Epic Voyage Fund for the benefit of shareholders. It noted that the Funds had not accumulated sufficient assets to benefit to any significant degree from economies of scale and that the Adviser continues to subsidize the Funds to maintain their expense caps.

The Motley Fool Funds Trust	83

Ancillary Benefits. The Board further considered the potential benefits that might be received by the Adviser due to its relationship with the Independence Fund, Great America Fund, and Epic Voyage Fund. It concluded that the Adviser does receive limited research through soft dollar trading. It was noted that the Adviser receives no other benefits beyond the advisory fee and the soft dollar research, as a result of serving as Adviser to the Independence Fund, Great America Fund, and Epic Voyage Fund.

Conclusion. Based on its review of the information and factors described above, and other considerations deemed pertinent, the Board, including all of the Independent Trustees, unanimously approved the continuation of the Advisory Agreement for an additional one-year period ending February 28, 2017.

84	The Motley Fool Funds Trust

Investment Adviser

Motley Fool Asset Management, LLC

2000 Duke Street

Suite 175

Alexandria, VA 22314

Administrator and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9780

Providence, RI 02940-9780

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

Tait, Weller & Baker, LLP

1818 Market Street, Suite 2400

Philadelphia, PA 19103

Distributor

Foreside Funds Distributors LLC

899 Cassatt Road

400 Berwyn Park, Suite 110

Berwyn, PA 19312

Legal Counsel

Morgan, Lewis & Bockius, LLP

1111 Pennsylvania Avenue NW

Washington, DC 20004

The Motley Fool Funds Trust	85

Left Blank for Foolish Use

(Not a Part of the Semiannual

Report)

Motley Fool Funds Guiding Principles

At Motley Fool Funds, we aim to get right what we believe much of the fund industry gets wrong. Our approach all begins with a shareholder-centric philosophy that we think is unique.

1 We are — and will remain — significant investors with you in Motley Fool Funds.	2 We will manage your investment in Motley Fool Funds as if it were our own.	3 We will keep our financial incentives aligned with those of our shareholders.

4

We will invest for the long term. We seek to maximize returns while we minimize business, regulatory, financial, and sovereign risks.

7

We will be advocates on your behalf with company managers and boards, in the interest of enhancing the value of your shares.

5

We will not impose loads or 12b-1 charges, and we will apply redemption fees only to discourage the short-term trading that can hurt all of a Fund’s investors.

8

We will communicate with our shareholders as clearly and candidly as possible.

6

We will recognize that one of our most powerful analytical weapons is the phrase “I don’t know.” In that spirit, we will constantly review our successes and mistakes and remain passionate about learning.

To stay up-to-date with your Motley Fool Fund, please be sure to join Bill Mann’s Declarations newsletter at: www.FoolFunds.com.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management

             Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and

             Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which members may recommend nominees to the Registrant’s board of directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Motley Fool Funds Trust

By (Signature and Title)* /s/ Denise Coursey
Denise Coursey, President
(principal executive officer)

Date 7/6/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Denise Coursey
Denise Coursey, President
(principal executive officer)

Date 7/6/2016

By (Signature and Title)* /s/ Gregory N. Haygood
Gregory N. Haygood, Treasurer
(principal financial officer)

Date 7/6/2016

*	Print the name and title of each signing officer under his or her signature.